UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.)
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SERACARE LIFE SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)
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37 Birch Street
Milford, MA 01757
Telephone: (508) 244-6400
Fax: (508) 634-3394

February 1, 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of SeraCare Life Sciences, Inc. at 10:30 a.m., Eastern time, on February 27, 2008 at the Sheraton Milford, 11 Beaver Street, Milford, MA 01757. The accompanying formal Notice of 2008 Annual Meeting of Stockholders and proxy statement contain the items of business expected to be considered and acted upon at the meeting, including: (a) the election of five nominees to the Board of Directors, to serve for one-year terms and until their successors are duly elected and qualified or their earlier resignation or removal; and (b) the amendment and restatement of the Company’s Amended and Restated 2001 Stock Incentive Plan. Our Board of Directors recommends that you vote FOR each of the proposals.

Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, or by completing, signing, dating and mailing the accompanying proxy card in the return envelope, or by attending the meeting and voting in person. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote is received in time, please cast your vote by your choice of available means at your earliest convenience.

Sincerely,

Susan L.N. Vogt
President and Chief Executive Officer

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

Time	10:30 a.m., Eastern Time
Date	Wednesday, February 27, 2008
Place	Sheraton Milford, 11 Beaver Street, Milford, MA 01757
Purpose	1. To elect Eugene I. Davis, Samuel D. Anderson, Sarah L. Murphy, Jill Tillman and Susan L.N. Vogt as directors to serve for a one-year term and until their successors are duly elected and qualified or their earlier resignation or removal.
2. To approve an amendment and restatement of the Company’s Amended and Restated 2001 Stock Incentive Plan.
3. To transact any other business that may properly come before the meeting or any adjournment thereof.
Record Date	The Directors have fixed the close of business on January 4, 2008 as the record date for determining stockholders entitled to notice of and to vote at the meeting.
Meeting Admission	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, you will be asked to present valid picture identification such as a driver’s license or passport. If your company stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement is being forwarded to you by your broker or nominee. Your name does not appear on our list of stockholders. If your stock is held in street name, in addition to picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the stock on the record date, in order to be admitted to the meeting.
Voting by Proxy	Please submit a proxy card or, for shares held in street name, voting instruction form, as soon as possible so your shares can be voted at the meeting. You may submit your proxy card or voting instruction form by mail. If your shares are held in street name, you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

By order of the Board of Directors,

Gregory A. Gould, Secretary
February 1, 2008

37 Birch Street
Milford, MA 01757
Telephone: (508) 244-6400
Fax: (508) 634-3394

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 27, 2008

SOLICITATION OF PROXIES

GENERAL INFORMATION ABOUT THE MEETING

When are this proxy statement and the accompanying material scheduled to be sent to stockholders?

This proxy statement and accompanying proxy card or, for shares held in street name, voting instruction form, are scheduled to be sent to stockholders beginning on or about February 4, 2008.

Who is soliciting my vote?

The Board of Directors of SeraCare Life Sciences, Inc. (the “Company” or “SeraCare”) is soliciting your vote for the 2008 Annual Meeting of Stockholders (the “Annual Meeting”).

When is the record date for the Annual Meeting?

The Company’s Board of Directors has fixed the record date for the Annual Meeting as of the close of business on January 4, 2008.

How many votes can be cast by all stockholders?

18,559,612 shares of common stock of the Company were outstanding on January 4, 2008 and are entitled to be voted at the meeting. Each share of common stock is entitled to one vote on each matter.

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•	By Internet. Go to the website indicated on your enclosed proxy card and follow the instructions you find there. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You shares will be voted according to your instructions. If you vote over the Internet, your vote must be received by 11:59 p.m. on February 26, 2008.

•	By Mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope to AST. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted (or unless discretionary authority to cumulate votes is exercised), they will be voted FOR the nominees named herein to the Company’s Board of Directors, FOR an amendment and restatement of the Amended and Restated 2001 Stock Incentive

Plan and will be voted according to the discretion of the proxy holder upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

•	In Person at the Meeting. If you attend the meeting, be sure to bring a form of personal picture identification with you, and you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares of common stock are held in “street name” (held for your account by a broker or other nominee):

•	By Internet. You will receive instructions from your broker or other nominee if you are permitted to vote by Internet.

•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In Person at the Meeting. If you attend the meeting, in addition to picture identification you should both bring an account statement or a letter from the record holder indicating that you owned the shares as of the record date, and contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting.

What are the Board’s recommendations on how to vote my shares?

The Board of Directors recommends a vote:

•	FOR election of the five directors

•	FOR amendment and restatement of the Company’s Amended and Restated 2001 Stock Incentive Plan

Who pays the cost for soliciting proxies?

The Company will pay the cost for the solicitation of proxies by the Board of Directors. That solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally, by telephone, fax or e-mail by employees of the Company without any remuneration to such individuals other than their regular compensation. The Company will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

Can I change my vote?

You may revoke your signed proxy to management at any time before it is voted at the Annual Meeting by notifying the Secretary in writing, by returning a signed proxy with a later date, or by attending the meeting and voting in person. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

What quorum and vote are required to approve each item?

In order to have the required quorum to transact business, a majority of the outstanding shares of common stock as of the record date must be present, in person or by proxy, at the Annual Meeting. If the number of shares of common stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

The five nominees for election as directors who receive the highest number of votes FOR election will be elected as directors (Proposal 1). This is called a plurality. Abstentions are not counted for purposes of electing directors. If your shares are held by your broker in “street name,” and if you do not vote your shares, your brokerage firm has authority to vote your unvoted shares held by the firm on Proposal 1. If the broker does not vote your unvoted shares, there will be no effect on the vote because these “broker non-votes” are not considered present or represented at the meeting and voting on the matter. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and will have no effect on the results of the vote.

To approve an amendment and restatement of the Company’s Amended and Restated 2001 Stock Incentive Plan (Proposal 2), stockholders holding a majority of SeraCare common stock present or represented by proxy at the meeting and entitled to vote on this matter must vote FOR the Proposal. If your shares are held by your broker in “street name” and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm on Proposal 2 and there will be no effect on the vote because these “broker non-votes” are not considered present or represented at the meeting and voting on the matter. If you vote to ABSTAIN on Proposal 2, your shares will not be voted in favor of the Proposal, and will have the same effect as a vote against the Proposal.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.

What happens if the meeting is postponed or adjourned?

Your proxy to management may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Whom should I call if I have any additional questions?

If you hold your shares directly, please call Gregory A. Gould, Secretary of the Company at (508) 244-6400. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker directly.

PROPOSAL 1-ELECTION OF DIRECTORS

Pursuant to the Certificate of Incorporation, the Board of Directors consists of five members. All directors are elected each year for a one-year term. Eugene I. Davis, Samuel D. Anderson, Sarah L. Murphy, Jill Tillman and Susan L.N. Vogt are the directors whose terms expire at the Annual Meeting and who have been nominated for re-election to the Board to serve until the 2009 Annual Meeting or until their successors are elected.

It is intended that, unless you give contrary instructions, shares represented by proxies solicited by the Board of Directors will be voted for the election of the five nominees listed below as directors. We have no reason to believe that any nominee will be unavailable for election at the Annual Meeting. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting. Information relating to each nominee for election as director, including his or her period of service as a director of the Company, principal occupation and other biographical material is shown below.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE RE-ELECTION OF EUGENE I. DAVIS, SAMUEL D. ANDERSON, SARAH L. MURPHY, JILL TILLMAN AND SUSAN L.N. VOGT.

Director Biographies

The table below provides information as of January 4, 2008 about the nominees for director.

Nominees for Re-Election of Directors

Eugene I. Davis (52)	Mr. Davis has been the Chairman of the Board of Directors since May 2007. Mr. Davis is Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, a privately held consulting firm. He is currently the Chairman of the Board of Directors of Atlas Air Worldwide Holdings Inc. Previously, Mr. Davis served as President, Vice Chairman and Director of Emerson Radio Corporation and Chief Executive Officer and Vice Chairman of Sport Supply Group, Inc. Mr. Davis holds a bachelor’s degree from Columbia College, a master of international affairs degree (MIA) in international law and organization from the School of International Affairs of Columbia University and a Juris Doctorate from Columbia University School of Law. He is also a director of American Commercial Lines Inc., Atari Inc., Delta Air Lines, Inc., Foamex, Inc., Footstar, MediCor, Ltd., Knology Inc., Pliant Corporation, Silicon Graphics Inc. and Viskase Companies, Inc.

Samuel D. Anderson (72)	Mr. Anderson has served as a member of the Board of Directors since September 2001. Mr. Anderson was a director of and consultant to Biomat USA from April 1996 to September 2001. Mr. Anderson also served on the Boards of Cytologic, Inc. from April 2004 until June 2007 and Cypress Bioscience, Inc. from April 1998 until June 2007 and was Chairman of the Board of Hycor Biomedical Inc. from 1985 until 2004.

Sarah L. Murphy (31)	Ms. Murphy has been a member of the Board since May 2007. Ms. Murphy is the Senior Vice President for Strategic and Financial Planning of ITCˆDeltacom, Inc. She was a Vice President and then a Director of Alix Partners, an international corporate restructuring and interim management firm from 2001 to 2005. Ms. Murphy has a bachelor’s degree from Princeton University and a master’s degree in business administration from the Harvard Business School.

Jill Tillman (57)	Ms. Tillman has been a member of the Board since May 2007. Ms. Tillman is the Chief Operating Officer of Brandywine Hospital in suburban Philadelphia, Pennsylvania since October 2006. Prior to that position she was the Chief Operating Officer and Interim Chief Executive Officer of St. Christopher’s Hospital for Children in Philadelphia from September 2004 to September 2006. Prior to that, Ms. Tillman served as the Interim Chief Operating Officer from September 2003 to September 2004 and as the Chief Nursing Officer from January 2000 to September 2004 at Hahnemann University Hospital in Philadelphia. She is a member of the Board of Directors and a member of the audit committee and chair of the compliance committee of the Board of Directors of Critical Care Systems International, Inc., which operates community-based branch pharmacies and provides specialty pharmaceutical infusion services. Ms. Tillman holds a bachelor’s degree from Villanova University, a master of science degree in nursing from the University of Pennsylvania, a master of business administration degree from Eastern College, and is a graduate of the Nursing Executive Program of the Wharton School of Business.

Susan L.N. Vogt (54)	Ms. Vogt has been the President and Chief Executive Officer since July 2006 and a member of the Board of Directors of the Company since September 1, 2006. Ms. Vogt was previously President of the BioPharmaceutical division of Millipore Corporation, a multinational bioscience company, from January 2001 through May 2005, where she ran a $520 million division with more than 1,600 employees deployed in 23 countries. Prior to that, from June 1999 through January 2001, she was the Vice President and General Manager of the Laboratory Water Division of Millipore Corporation. Ms. Vogt holds an M.B.A. from Boston University and a B.A. from Brown University. Ms. Vogt currently serves on the Board of Directors of Justrite Manufacturing Corporation.

EXECUTIVE OFFICERS

Our Board of Directors has five members. With the exception of Ms. Vogt, our President and Chief Executive Officer, who has served on our Board of Directors since September 1, 2006, all of the directors are non-employees. These non-employee directors assumed their positions on the Board upon our emergence from bankruptcy, except for Samuel D. Anderson, who is a continuing director.

The following table sets forth information concerning our executive officers as of December 31, 2007:

Name	Age	Position

Susan L.N. Vogt	54	President and Chief Executive Officer, Director
Gregory A. Gould	41	Chief Financial Officer, Treasurer and Secretary
Ronald R. Dilling	52	Vice President, Manufacturing Operations
Katheryn E. Shea	39	Vice President, BioServices Operations
William J. Smutny	57	Vice President, Sales and Marketing

Susan L.N. Vogt has been the President and Chief Executive Officer since July 2006 and a member of the Board of Directors of the Company since September 1, 2006. Ms. Vogt was previously President of the BioPharmaceutical division of Millipore Corporation, a multinational bioscience company, from January 2001 through May 2005, where she ran a $520 million division with more than 1,600 employees deployed in 23 countries. Prior to that, from June 1999 through January 2001, she was the Vice President and General Manager of the Laboratory Water Division of Millipore Corporation. Ms. Vogt holds an M.B.A. from Boston University and a B.A. from Brown University. Ms. Vogt currently serves on the Board of Directors of Justrite Manufacturing Corporation.

Gregory A. Gould has been the Chief Financial Officer and Treasurer since August 2006 and the Secretary of the Company since November 2006. From August 2005 to August 2006, Mr. Gould provided financial and accounting consulting services through his consulting company, Gould LLC. From April 2005 to August 2005, Mr. Gould served as the Chief Financial Officer and Senior Vice President of Integrated BioPharma, Inc., a life sciences company serving the pharmaceutical, biotechnology and nutraceutical markets. Prior to that, from February 2004 through January 2005, Mr. Gould served as the Chief Financial Officer, Treasurer and Secretary of Atrix Laboratories, Inc., an emerging specialty pharmaceutical company focused on advanced drug delivery. From 1996 through October 2003, Mr. Gould served as Director of Finance and then as the Chief Financial Officer and Treasurer of Colorado MEDtech, a high tech software development, product design and manufacturing company. Mr. Gould is a director of CytoDyn, Inc. Mr. Gould holds a B.S. in Business Administration from the University of Colorado, Boulder and is a Certified Public Accountant in the State of Colorado.

Ronald R. Dilling has been our Vice President, Manufacturing Operations since our acquisition of some assets of the Celliance division of Serologicals Corporation in November 2005 where he served as the Managing Director of Manufacturing Operations for 17 years. Mr. Dilling has over 33 years of professional experience in the life sciences industry in operations and production. Before joining Serologicals Corporation, he worked at Hazelton Biologics (JRH BioSciences) as its Director of Operations and Gibco Laboratories (Invitrogen) as its Production Laboratories Manager.

Katheryn E. Shea has been our Vice President, BioServices Operations since 2006. From 2004 to 2006, Ms. Shea was our Director of Repository Operations and prior to our acquisition of Boston BioMedica, Inc. (“BBI”) in 2004, she held the same position at BBI from 2000 to 2004. She served as Scientific Reviewer for the National Institute of Allergy and Infectious Diseases from 2003 to 2005, as Councilor for the International Society for Biological and Environmental Repositories from 2002 to 2003 and Secretary Treasurer from 2004 to 2007. Ms. Shea earned her B.S. in Biology with a minor in Chemistry from Mount Saint Mary’s College in Maryland.

William J. Smutny has been our Vice President, Sales and Marketing since November 2006. Prior to joining SeraCare, Mr. Smutny served as Vice President, Sales & Marketing for PML Microbiologicals, a private company serving the clinical, biotech, pharmaceutical and research markets worldwide from 2001 to 2006. Mr. Smutny holds a M.S. degree in Physiology and a B.A. in Biology from West Virginia University.

CORPORATE GOVERNANCE

Board Meetings and Participation

Our Board of Directors held six regular meetings and no special meetings during fiscal 2007. In addition, the committee of independent directors, which held the authority of the Board of Directors prior to the reorganization and merger on May 17, 2007, held three meetings during fiscal 2007. Each of the directors attended at least 75% of the total number of meetings of the Board held while he or she was a director and of each committee on which he or she served during the period in which he or she served as a member of that committee. Our Board has established the committees described below, and may establish others from time to time. The Company encourages our directors to attend the annual meeting of stockholders and believes that attendance at the annual meeting of stockholders is just as important as attendance at meetings of the Board of Directors and its committees. All of the members of the Board of Directors are currently expected to attend the Annual Meeting. Prior to the Annual Meeting, the Company had not held an annual meeting of the stockholders since 2005.

Director Independence

Our Board of Directors determined that all of our non-employee directors other than Jerry L. Burdick who served on the Board prior to May 17, 2007, namely Samuel D. Anderson, Robert J. Cresci, Ezzat Jallad, Bernard Kasten and Nelson Teng met the independence requirements of NASDAQ Rule 4200(a)(15). A new Board was appointed on May 17, 2007. Our Board of Directors has determined that all of our current non-employee directors, namely Eugene I. Davis, Samuel D. Anderson, Sarah L. Murphy and Jill Tillman meet the independence requirements of NASDAQ Rule 4200(a)(15). Ms. Vogt is not considered an independent director as she is the President and Chief Executive Officer of the Company.

Our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee consist solely of independent directors, as defined by the NASDAQ Stock Market (“NASDAQ”). The members of our Audit Committee also meet the additional Securities and Exchange Commission (“SEC”) and NASDAQ independence and experience requirements applicable specifically to members of the Audit Committee. In addition, all of the members of our Compensation Committee are “non-employee directors” within the meaning of the rules of Section 16 of the Securities Exchange Act of 1934, as amended.

In making its determination about independence, the Board of Directors considered the following arrangement and determined that it does not affect the independence of Mr. Davis, Ms. Murphy or Ms. Tillman:

•	Pursuant to the Joint Plan of Reorganization approved by the U.S. Bankruptcy Court for the Southern District of California (the “Bankruptcy Court”) in May 2007 (the “Plan of Reorganization”) members of the Ad Hoc Equity Committee, including Harbinger Capital Partners Master Fund I Ltd. and Harbinger Capital Partners Special Situations Fund L.P. (collectively, “Harbinger”) and Black Horse Capital LP, Black Horse Capital (QP) LP and Black Horse Capital Offshore Ltd. (collectively, “Black Horse Capital”) appointed directors to the Board. Harbinger appointed Mr. Davis and Ms. Tillman to the Company’s Board of Directors and Black Horse appointed Ms. Murphy to the Company’s Board of Directors.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Current copies of the charters of each of the committees are available in the “Investor Relations-Corporate Governance” section of our website at www.seracare.com. The charter of the Audit Committee is also attached as Appendix A to this proxy statement.

The members, functions and other information about the committees of our Board are as follows:

Audit Committee

The Audit Committee assists our Board of Directors in overseeing the accounting and financial reporting processes of the Company and has general responsibility for oversight and review of the accounting and financial reporting practices, systems of internal controls and accounting and audit activities of our Company. The Audit Committee acts pursuant to a written charter, which is filed as Appendix A to this proxy statement. The Audit Committee Charter was adopted by our Board of Directors on May 18, 2007. The members of the Audit Committee are Eugene I. Davis (Chair), Sarah L. Murphy and Jill Tillman. Our Board of Directors has determined that each of the members of the Audit Committee qualifies as an “independent” director under the NASDAQ rules applicable to members. The Board of Directors has determined that Eugene I. Davis is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC. Furthermore, as required by the rules and regulations of the SEC, no member of the Audit Committee receives, directly or indirectly, any consulting, advisory, or other compensatory fees from SeraCare other than Board and committee fees and grants of stock options. The Audit Committee held one meeting during fiscal 2007. A copy of the report of the Audit Committee is contained in this proxy statement.

Compensation Committee

The Compensation Committee oversees the Company’s compensation and employee benefit plans and practices and discharges the responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer and Chief Financial Officer. The Compensation Committee acts pursuant to a written charter. The Compensation Committee Charter was adopted by the Board of Directors on May 18, 2007. The members of the Compensation Committee are Jill Tillman (Chair), Samuel D. Anderson and Sarah L. Murphy. The Compensation Committee held two meetings during fiscal 2007. A copy of the report of the Compensation Committee is contained in this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors, develops and recommends to the Board a set of corporate governance principles applicable to our Company and takes such other actions within the scope of its charter as the Nominating and Corporate Governance Committee deems necessary or appropriate. The Nominating and Corporate Governance Committee Charter was adopted by the Board of Directors on May 18, 2007 and amended on November 14, 2007. The members of the Nominating and Corporate Governance Committee are Samuel D. Anderson (Chair), Eugene I. Davis and Sarah L. Murphy. The Nominating and Corporate Governance Committee did not meet in fiscal year 2007 but met on November 14, 2007.

In identifying and recommending nominees for positions on the Board of Directors, the Nominating and Corporate Governance Committee places primary emphasis on the criteria set forth under “Board Membership Criteria” in the Company’s Corporate Governance Guidelines namely: (1) whether each such nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and (2) the nominee’s reputation for honesty and ethical conduct in his or her personal and professional activities. Additional factors which the Committee may consider include a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, age, potential conflicts of interest, material relationships with the Company and independence from management and the Company. The Nominating and Corporate Governance Committee also may seek to have the Board represent a diversity of backgrounds, experience, gender and race.

The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors. Members of the Nominating and Corporate

Governance Committee discuss and evaluate possible candidates in detail and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating and Corporate Governance Committee want to seriously consider and move toward nomination, the Chair of the Nominating and Corporate Governance Committee enters into a discussion with that candidate. Based on these considerations, the Committee unanimously recommended to the Board of Directors the re-election of each of Eugene I. Davis, Samuel D. Anderson, Sarah L. Murphy, Jill Tillman and Susan L.N. Vogt.

The Nominating and Corporate Governance Committee does not have a formal written policy with regard to candidates recommended by stockholders for membership on the Board of Directors, but will consider nominations from stockholders and evaluate a candidate in the same manner as it evaluates all other nominees. Stockholders who wish to submit candidates for director for consideration by the Nominating and Corporate Governance Committee for election at SeraCare’s 2009 Annual Meeting of Stockholders may do so by submitting in writing such candidates’ names, in compliance with the procedures and along with the other information required by SeraCare’s By-laws, to Gregory A. Gould, Secretary, SeraCare Life Sciences, Inc., 37 Birch Street, Milford, Massachusetts 01757. The notice requirements for our 2009 Annual Meeting of Stockholders are described in “Stockholder Proposals” in this proxy statement.

Stockholder Communications with our Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (508) 244-6400. However, stockholders who wish to address questions or concerns regarding our business directly with the Board of Directors, or any individual director, should direct questions in writing to SeraCare Life Sciences, Inc., Attention: Corporate Secretary, 37 Birch Street, Milford, Massachusetts 01757. Questions and concerns will be forwarded directly to the appropriate directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors has reviewed and discussed the compensation discussion and analysis required by Item 402(b) of Regulation S-K, which appears below, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the compensation discussion and analysis be included in our Proxy Statement.

COMPENSATION COMMITTEE
Jill Tillman (Chair)
Samuel D. Anderson
Sarah L. Murphy

COMPENSATION DISCUSSION & ANALYSIS

Executive Compensation Philosophy

Primary Objectives

The Company’s executive compensation program is designed to attract, retain and motivate executive officers capable of leading the Company to achieve its business objectives. The focus is to tie short and long-term cash and equity incentives to achievement of measurable individual and corporate performance objectives and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee has maintained, and expects to further implement, compensation plans that tie a substantial portion of executive officers’ overall compensation to our financial and operational performance.

Benchmarking for Compensation

Management initially develops the Company’s compensation plans by utilizing publicly available compensation data and subscription compensation survey data. For benchmarking executive compensation, the Compensation Committee reviews the compensation data from a representative group of approximately

20 national and regional companies in its industry. The representative companies are Bio-Reference Laboratories, Inc., Albany Molecular Research, Inc., Caliper Life Sciences, Inc., Heska Corporation, Clinical Data, Inc., ViaCell, Inc., Enzo Biosciences, CuraGen Corporation, Clarient, Inc., Gene Logic, Encorium Group, Inc., Repligen Corporation, CombinatoRx, Inc., Dyax Corp, ArQule, AVANT Immunotherapeutics, Inc., Exact Sciences Corporation, Acusphere, Inc., StemCells, Inc. and Alseres Pharmaceuticals, Inc. The Compensation Committee believes that the practices of this “peer group” of companies provide it with appropriate compensation benchmarks because their organizational structures, revenues or market capitalizations are similar to those of the Company.

Pay-for-Performance Philosophy

Based on these data, the Compensation Committee has approved a pay-for-performance compensation philosophy that is intended to identify the appropriate ranges for a competitive compensation program, with the intent of targeting base, bonus and total compensation for executive officers, including the Chief Executive Officer, in the mid-range of our peer group with variations above or below these ranges dependent on individual and corporate performance and the long-term contributions that the executive is expected to make to the Company. The Compensation Committee works within the framework of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

•	The individual’s particular background and circumstances, including training and prior relevant work experience;

•	The individual’s role with the Company and the compensation paid to similar persons in the companies represented in the peer group data that the Compensation Committee reviews;

•	The demand for individuals with the individual’s specific expertise and experience;

•	Performance goals and other expectation for the position;

•	Comparison to other executives within the Company having similar levels of expertise and experience; and

•	Uniqueness of industry skills.

Setting and Assessment of Performance Goals

The Compensation Committee has implemented an annual management incentive program. Under the program, annual performance goals are determined and set forth in writing during the first quarter of each fiscal year for the Company as a whole and for each member of management. Annual corporate goals are proposed by management and approved by the Compensation Committee at the beginning of each fiscal year for that year. These corporate goals target the achievement of specific strategic, operational and financial milestones. Individual goals focus on each officer’s contributions which facilitate the achievement of the corporate goals and are set during the first quarter of each fiscal year. Individual goals vary based on an officer’s business group or area of responsibility. Individual goals are proposed by each executive and approved by his or her direct supervisor. The Chief Executive Officer approves the individual goals proposed by the Company’s other executive officers. The goals of the Chief Executive Officer and her direct reports are approved by the Compensation Committee. Annual salary increases, bonuses and stock option awards granted to the Company’s employees are tied to the achievement of these corporate and individual performance goals. Exceptional corporate performance, combined with exceptional individual performance, will result in high compensation for an executive officer. Corporate or individual performance that does not meet expectations will result in compensation that is lower than targeted.

The Compensation Committee has the discretion to adjust an individual’s goals for the remainder of the year based on circumstances that arise during the course of the year, are out of an officer’s control and negatively affect the officer’s ability to achieve individual goals. This flexibility allows the Compensation Committee to respond to changing conditions while continuing to ensure that management is provided appropriate incentives to perform at a high level. Similarly, if during the year an officer’s work positively affects the achievement of some of his or her individual goals or the Company’s corporate goals, the Compensation Committee may decide to provide a separate bonus to reward the individual.

Executive Compensation Components

The principal elements of management’s compensation are base salary, annual bonus and long-term equity incentives. The Compensation Committee believes that the total executive compensation should be comparable to that of executives in similar positions at companies of similar size. The base salary for each of our executives is fixed at a level the Compensation Committee believes enables the Company to hire and retain individuals in a competitive environment and reward individual performance and contribution to our overall business goals. The Compensation Committee designed the cash incentive bonuses for each of our executives to focus them on achieving key strategic, operational or financial objectives on an annual basis, as described in more detail below. Stock options are used to reward long-term performance, to create an incentive for executive officers to attain multi-year goals and as retention tools. These stock options are intended to produce significant value for each executive if the Company’s performance is outstanding and if the executive has an extended tenure.

Base Salary

Base salaries for executive officers are based on the scope of each individual’s responsibilities and prior work experience, taking into account the competitive market compensation paid by other companies in our industry for similar positions and the overall market demand for such executives at the time of hire. The Compensation Committee believes that executive base salaries should generally track the range of salaries for executives in similar positions and with responsibilities in the companies of similar size to the Company represented in the peer group data the Compensation Committee reviews. In determining base salaries, the Compensation Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company’s strategic plans, developing management employees and exercising leadership in the development of the Company.

Generally all employees, including our executive officers, are eligible for an annual adjustment to base salary. The Compensation Committee reviews the base salary of our Chief Executive Officer and other executive officers based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. The individual performance of our executive officers is based on the level of achievement of corporate goals including those related to their respective areas of responsibility as well as the officer’s management and development of people and his or her ability to motivate others, develop the skills necessary to facilitate the growth of SeraCare as it matures and initiate programs to enhance the Company’s growth and success. Our corporate goals target the achievement of financial and operational milestones.

The Compensation Committee also realigns base salaries with market levels for the same positions in companies of similar size to the Company. The Compensation Committee makes recommendations to the full Board of Directors on the base salaries of the Chief Executive Officer and all other executive officers. For all executive officers other than the Chief Executive Officer, the Compensation Committee also considers the recommendations and assessments of the Chief Executive Officer. The Compensation Committee’s recommendations as to increases in base salary for fiscal 2007 were reviewed and approved by the Board of Directors in October 2006. Neither the Chief Executive Officer nor the Chief Financial Officer had an increase in their base salary for fiscal 2007. Merit salary increases for other executive officers ranged from 0 to 6% of fiscal 2007 base salary. Additionally, the Compensation Committee adjusts base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Bonus

The Company’s compensation program includes eligibility for an annual performance-based cash bonus in the case of all executive officers. The award of an annual bonus creates an incentive for executive officers to achieve desired short-term corporate goals that are in furtherance of the Company’s long-term objectives. The program establishes target bonuses, set as a percentage of base salary, for each position. The target bonus for executive officers includes a weighting of annual corporate and individual performance goals. The bonus is more heavily weighted toward achievement of corporate goals. In fiscal 2007, the target bonuses for our executive officers ranged from 10-75% of their base salary, and the portion of the bonus that was tied to corporate performance was 70%. The Compensation Committee periodically reviews target bonuses as a component of executive compensation against the peer group data and believes the target bonuses for our executive officers are within the appropriate range as a percent of base salary and overall total cash compensation. Non-executive employees have target bonuses at a lower percentage of salary, with their actual bonus awards dependent solely on the achievement of corporate goals.

The Compensation Committee makes recommendations to the full Board of Directors as to the annual bonuses to be paid to the Chief Executive Officer and the other executive officers given each officer’s target bonus, relative weighting of corporate and individual goals, and the Compensation Committee’s overall assessment of performance based on achievement of individual and corporate goals. The Board of Directors, based on the recommendation of the Compensation Committee, may increase or decrease an executive’s bonus payment because of mitigating or other factors. These factors include circumstances that may negatively or positively affect an individual’s ability to attain individual or Company performance goals.

The Board of Directors is responsible for determining each executive’s level of achievement against the stated corporate goals based on a recommendation from the Compensation Committee. The achievement level is determined in the first quarter of each year based on the performance in the preceding year. In fiscal 2007, the corporate goals included revenue, operating income, days of inventory outstanding and days of accounts receivable outstanding. The Compensation Committee and the full Board of Directors determined that our level of achievement against fiscal 2007 corporate goals was 55%. Individual performance of an executive officer is assessed based on the level of achievement of individual goals including those related to his or her respective area of responsibility as well as the officer’s management and development of people and his or her ability to motivate others, develop the skills necessary to facilitate the growth of SeraCare as it matures and initiate programs to enhance the Company’s growth and success. Each executive is given a performance ranking based on this assessment. The Chief Executive Officer conducts the performance reviews for her direct reports and presents the performance data and her recommendations to the Compensation Committee based on the guidelines previously established by management for review. For all executive officers other than the Chief Executive Officer, the Compensation Committee considers the recommendations of the Chief Executive Officer. The Compensation Committee and the full Board of Directors determined that each executive officer’s level of achievement against his or her individual goals ranged from 60-200% for fiscal 2007.

Based on the criteria described above, the Board of Directors approved the Compensation Committee’s recommendations as to cash bonuses for our executive officers in November 2007. The annual cash bonus paid to our named executive officers in December 2007 is set forth in the Summary Compensation Table following this report.

In November 2007, the Board of Directors, based upon the recommendation of the Compensation Committee, approved our fiscal 2008 corporate performance goals. The fiscal 2008 corporate performance goals are based on revenue, operating income and cash flows from operations. The Compensation Committee changed some of the corporate goals for fiscal 2008 to metrics that more closely reflect the value of the Company’s operating results. For executives, 70% of the bonus is tied to corporate goals and 30% of the bonus is tied to individual goals. The extent to which the executive officers are paid some, all or more than their target bonus for fiscal 2008 will be determined in the manner described above. In setting the corporate goals for fiscal 2008, the Compensation Committee established a numeric threshold for revenue. If such threshold is not met, no annual performance-based bonuses will be paid to any of our employees, including our executive officers.

Stock Options

The Compensation Committee believes that equity participation is a key component of the Company’s executive compensation program. The Amended and Restated 2001 Stock Incentive Plan (the “Plan”) allows the Company to grant stock options, restricted stock and other equity-based awards to executive officers and non-executive employees. Grants of stock options under the Plan are designed to align the long-term interests of our executives with SeraCare’s shareholders and to assist in the retention of executives. As stock options granted by the Company generally become exercisable over a three-year period, their ultimate value is dependent upon the long-term appreciation of the Company’s stock price and the executive’s continued employment with the Company. In addition, stock options may result in the executive officers holding an equity interest in the Company, thereby providing such persons with the opportunity to share in the future value they are responsible for creating.

Mr. Smutny was granted an option pursuant to the Plan to purchase 70,000 shares of common stock on November 1, 2006 at an exercise price of $6.18 per share. The option vests over a three-year period following the date of the grant and has a term of five years. In conjunction with the execution of each of Ms. Vogt’s and Mr. Gould’s employment agreement, each of Ms. Vogt and Mr. Gould was granted a nonqualified stock option to purchase 450,000 shares and 250,000 shares, respectively, of the Company’s common stock. These options were granted outside of the Plan. Each option (i) vests in annual installments over a three-year period following the date of grant, (ii) has a term of 10 years and (iii) has an exercise price equal to the fair market value of the underlying shares on the date of grant. Each of Ms. Vogt’s and Mr. Gould’s options has an exercise price of $6.00 and $5.80, respectively.

The Compensation Committee plans to begin granting stock options under the Plan to employees on an annual basis in fiscal year 2008. Accordingly, the Compensation Committee is in the process of developing a formal program by which executive officers and some other employees are considered for such annual grants based on their performance and previous stock option grant history. Eligibility for an option grant and the size of the grant will be assessed based on the individual’s overall performance and the number of options previously granted to such person. The annual aggregate value of these awards will be set near competitive levels for companies represented in the peer group data the Compensation Committee reviews. Annual stock option grants will be reviewed by the Compensation Committee in the first quarter of each year and then submitted to the full Board of Directors for approval. Initially, the Company will use stock options as the sole means of granting stock-based incentives to employees, including our Chief Executive Officer and other executive officers.

Other Compensation

We maintain broad-based benefits that are provided to all employees including health insurance, life and disability insurance, dental insurance and a 401(k) plan, including matching contributions.

Relationship among the Primary Components of Compensation

We view the three primary components of our executive compensation as related but distinct. The Compensation Committee reviews total compensation, but does not believe that significant compensation derived from one component of compensation should automatically negate or reduce compensation from other components. We believe that each element of compensation is important for attracting and retaining executives.

The Compensation Committee determines the appropriate level for each compensation component primarily on our view of performance and the peer group data described above. We will, however, also consider internal equity and consistency, the size of the total compensation package and other information we deem relevant. The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation or between cash and non-cash compensation, or among different forms of compensation. This is due to the relatively small size of our executive team and the Compensation Committee’s preference for tailoring our overall compensation program to meet the Company’s needs in any particular year and tailoring each executive’s award to motivate, attract and retain that executive, as appropriate given the executive’s role, performance and contributions to achievement of corporate objectives.

Termination-Based Compensation

We have entered into arrangements with our Chief Executive Officer and Chief Financial Officer that provide these executives with payments and benefits under some circumstances in the event their employment is terminated or there is a change in control of the Company. The terms of these agreements are described in “Employment Arrangements” and “Potential Payments Upon Termination or Change in Control”. The agreements generally provide that all stock options will fully vest upon a Change in Control Event (as such term is defined in the section “Potential Payments Upon Termination or Change in Control”). The agreements also provide that if either executive is terminated by the Company without Cause or by the executive for Good Reason (as such terms are defined in the respective employment agreements) following a Change in Control Event, the executive will receive a cash severance payment and the performance bonus she or he would have received for the year in which the termination occurs. In addition, the agreements generally provide for cash payments and the continuation of benefits upon termination by the Company without Cause or by the executive for Good Reason. The Company also had an agreement with Mr. Dilling, which terminated on January 13, 2008, that provided for cash payments upon termination without Cause (as such term is defined in the employment agreement).

The Compensation Committee believes that the payments and benefits that our executive officers may be entitled to receive upon termination and in the event of a change in control are reasonable and consistent with competitive pay practices in the industry. Change in control arrangements help to ensure the stability of our executive management team during mergers, acquisitions and reorganizations. The Compensation Committee also believes that having all of the executive stock options accelerate upon a change in control motivates our executive officers to act in the best interests of the stockholders by removing the distraction of post change in control uncertainties faced by the executive officers with regard to his or her continued employment and compensation. We believe that the change of control provisions provided in the executive officer employment agreements are attractive enough to maintain continuity and retention of key management personnel and are consistent with the Company’s compensation philosophy.

Tax Deductibility of Compensation

Limitations on the deductibility of compensation may occur under Section 162(m) of the Internal Revenue Code of 1986, which generally limits a public company’s tax deduction for compensation paid to its named executive officers to $1 million in any year. In addition, Section 162(m) specifically exempts some performance-based compensation from the deduction limit. The Company will take into account the deductibility of compensation programs when it considers it appropriate to do so but may authorize programs and payments that are not exempt from the deduction limitation of Section 162(m).

Conclusion

Our compensation policies are designed to retain and motivate our executive officers and to ultimately reward them for outstanding individual and corporate performance.

DIRECTOR COMPENSATION

Each of our current non-employee directors receives compensation from us for his or her services as a member of our Board of Directors and its committees. In fiscal 2007, our non-employee directors received the following compensation for service as directors:

	Cash	Option
	Compensation	Awards(6)		Total
Name(1)	($)	($)		($)

Eugene I. Davis(2)	$23,000	$129,651	(7)	$152,651
Samuel D. Anderson(3)	$17,000	$64,826	(8)	$81,826
Sarah L. Murphy(4)	$19,000	$75,630	(9)	$94,630
Jill Tillman(5)	$22,500	$75,630	(10)	$98,130

(1)	Our directors prior to May 17, 2007 did not receive any compensation in fiscal 2007, nor did the Company recognize any expense related to option awards for such former directors in fiscal 2007.

(2)	As of September 30, 2007, the last day of our fiscal year, there are options for the purchase of 30,000 shares of common stock, all of which have vested, issued to Eugene I. Davis.

(3)	As of September 30, 2007, the last day of our fiscal year, there are options for the purchase of 55,000 shares of common stock, all of which have vested, issued to Samuel D. Anderson. Samuel D. Anderson participated in the rights offering in May 2007 conducted as part of the Company’s emergence from bankruptcy and received 226,310 shares of common stock.

(4)	As of September 30, 2007, the last day of our fiscal year, there are options for the purchase of 17,500 shares of common stock, all of which have vested, issued to Sarah L. Murphy.

(5)	As of September 30, 2007, the last day of our fiscal year, there are options for the purchase of 17,500 shares of common stock, all of which have vested, issued to Jill Tillman. Jill Tillman participated in the rights offering in May 2007 conducted as part of the Company’s emergence from bankruptcy and received 446 shares of common stock.

(6)	The “Option Awards” value set forth in the table represents the stock-based compensation expense recorded by us in 2007 for all outstanding stock options held by the named executive officer measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. The stock-based compensation expense associated with each option award is recognized on graded vesting method over the requisite service period, net of estimated forfeitures. In calculating the stock-based compensation expense disclosed in the table, we used the assumptions described in Note 2 and Note 12 of the Financial Statements included as part of our Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

(7)	Represents the compensation expense in fiscal year 2007 in connection with an option grant to purchase 30,000 shares of common stock on May 18, 2007 at an original exercise price of $7.50.

(8)	Represents the compensation expense in fiscal year 2007 in connection with an option grant to purchase 15,000 shares of common stock on May 18, 2007 at an original exercise price of $7.50.

(9)	Represents the compensation expense in fiscal year 2007 in connection with an option grant to purchase 17,500 shares of common stock on May 18, 2007 at an original exercise price of $7.50.

(10)	Represents the compensation expense in fiscal year 2007 in connection with an option grant to purchase 17,500 shares of common stock on May 18, 2007 at an original exercise price of $7.50.

The components of the director compensation set forth in the above table are comprised as follows:

Cash Compensation

Effective October 1, 2007 pursuant to the 2008 Director Compensation Plan, each non-employee director will receive an annual cash retainer of $10,000, with our Chairman receiving an additional $10,000. Directors will also receive an additional retainer for serving on the standing committees of the Board of Directors. The annual retainers will be paid in quarterly installments in advance. The annual retainers for participation on a committee are as follows: $7,500, $5,000 and $5,000, respectively, for the chairs of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee; and $5,000, $2,500 and $2,500, respectively, for the non-chair members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Directors are entitled to receive $2,000 for each meeting attended in person and $500 for each meeting attended telephonically. In addition, all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will receive a cash fee of $2,000 for each committee meeting attended in person and $500 for each meeting attended telephonically, provided the meeting is not in conjunction with another compensated Board meeting.

Stock Awards and Options

On May 18, 2007, each non-employee director (other than the Chairman of the Board) was granted an option to purchase 15,000 shares of the Company’s common stock. The Chairman of the Board was granted an option to purchase 25,000 shares of the Company’s common stock. Each member of the Audit Committee (other than the Chairman of the Audit Committee) was also awarded an option to purchase 2,500 shares of the Company’s common stock while the Chairman of such committee was granted an option to purchase 5,000 shares. Each option was awarded pursuant to the Plan. All options were fully vested and exercisable and had an exercise price equal to $7.50 per share. The options expire on the earlier of the five-year anniversary of the grant date or 90 days following the date the director departs from the Board.

Effective October 1, 2007 pursuant to the 2008 Director Compensation Plan, all non-employee directors will receive an annual retainer of $10,000 worth of shares of the Company’s common stock. The Company will pay the retainer in quarterly installments in advance, valuing the shares based on the closing price on the first business day of each quarter. Each non-employee director will receive a five-year option to purchase 15,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the date of the grant, November 14, 2007. Each option will vest quarterly over a period of 12 months. The Chairman of the Board will receive an additional option grant of 10,000 shares subject to the same vesting period and conditions.

Reimbursement of Expenses

We also reimburse all of our non-employee directors for expenses incurred in attending meetings of the Board of Directors and its committees. The amounts set forth in the table do not include reimbursement of expenses.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is composed of Jill Tillman (Chair), Samuel D. Anderson and Sarah L. Murphy. No member of our Compensation Committee has at any time been an officer or an employee of ours. None of our executive officers serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Indemnification of Officers and Directors

We indemnify our directors and officers to the fullest extent permitted by law for their acts and omissions in their capacity as a director or officer of SeraCare, so that they will serve free from undue concerns for liability for actions taken on behalf of the Company. This indemnification is required under our Certificate of Incorporation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid or accrued during the fiscal year ended September 30, 2007 to (i) our President and Chief Executive Officer, (ii) our Chief Financial Officer and (iii) our three most highly compensated executive officers, other than our President and Chief Executive Officer and our Chief Financial Officer.

SUMMARY COMPENSATION TABLE

					Non-Equity
Name and Principal				Option	Incentive Plan	All Other
Position	Year	Salary	Bonus (2)	Awards (3)	Compensation (4)	Compensation		Total

Susan L.N. Vogt	2007	$350,000	$—	$1,108,888	$258,563	$971	(5)	$1,718,422
President and Chief Executive Officer
Gregory A. Gould	2007	$250,000	$—	$624,185	$128,437	$134,165	(6)	$1,136,787
Chief Financial Officer
Ronald R. Dilling	2007	$194,038	$18,500	$72,097	$24,255	$2,306	(5)	$311,196
Vice President, Manufacturing Operations
Katheryn E. Shea	2007	$161,705	$12,000	$8,863	$18,855	$1,903	(5)	$203,326
Vice President, BioServices Operations
William J. Smutny(1)	2007	$169,346	$—	$145,194	$30,990	$55,807	(6)	$401,337
Vice President, Sales and Marketing

(1)	William J. Smutny joined SeraCare in November 2006.

(2)	Represents retention bonuses paid in March 2007.

(3)	The “Option Awards” value set forth in the table represents the stock-based compensation expense recorded by us in 2007 for all outstanding stock options held by the named executive officer measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. The stock-based compensation expense associated with each option award is recognized on graded vesting method over the requisite service period, net of estimated forfeitures. In calculating the stock-based compensation expense disclosed in the table, we used the assumptions described in Note 2 and Note 12 of the Financial Statements included as part of our Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

(4)	Bonus amounts for performance during the fiscal year ended September 30, 2007 were approved by the Board of Directors and paid in November 2007.

(5)	Represents our contributions to executive officer 401(k) accounts.

(6)	Represents relocation benefits.

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based equity awards during the fiscal year ended September 30, 2007 held by the executive officers named in the Summary Compensation Table.

GRANTS OF PLAN-BASED AWARDS

All Other Option
Awards: Number of
		Date Board of	Securities	Exercise Price of	Grant Date Fair
		Directors Approved	Underlying	Option Awards	Value of Option
Name	Grant Date	Grant	Options (#)	($/Share)	Awards

William J. Smutny	11/1/06	10/25/06	70,000	$6.18	$260,563
Vice President, Sales and Marketing

Fiscal Year 2007 Equity Awards

The stock option award disclosed in the Grants of Plan-Based Awards table was issued under our Amended and Restated 2001 Stock Incentive Plan and was granted with an exercise price per share equal to the fair market value of our common stock on the date of the grant. Mr. Smutny’s options vest in equal installments on the first, second and third anniversaries of the grant date of the option. Mr. Gould was awarded options outside of the Plan and therefore such options were not included in the Grants of Plan-Based Awards table.

Employment Arrangements

Susan L.N. Vogt, President and Chief Executive Officer

On July 14, 2006, the Company entered into an employment agreement with Susan L.N. Vogt pursuant to which Ms. Vogt would serve as the Company’s President and Chief Executive Officer. The employment agreement provides for an initial three-year term expiring on the third anniversary of the effective date of the agreement. The term will be automatically extended for an additional one-year period on that date (and on each subsequent anniversary of the effective date of the agreement) unless either party gives written notice of its intent not to extend the term. The agreement provides for an annual base salary of $350,000 and an annual incentive bonus opportunity based on the achievement of performance objectives to be established by the Board (or the Compensation Committee). Ms. Vogt’s target incentive bonus amount will be not less than 75% of her base salary. Ms. Vogt is entitled to at least four weeks vacation per year and to participate in the Company’s other benefit plans on terms consistent with those applicable to the Company’s employees generally. The Company would also reimburse Ms. Vogt up to $175,000 for costs and expenses associated with relocating to the area in which its principal offices are located. As a condition of employment, Ms. Vogt has entered into a non-competition agreement pursuant to which she has agreed to not compete with SeraCare or to solicit customers or employees of SeraCare for a period of one year after the termination of her employment.

If Ms. Vogt’s employment with the Company is terminated by the Company without Cause or by Ms. Vogt for Good Reason (as such terms are defined in the employment agreement), subject to Ms. Vogt’s delivery of a release of claims in favor of the Company, Ms. Vogt will be entitled to a severance benefit equal to (i) one times her base salary at the annualized rate in effect on her severance date, (ii) a pro-rated amount of her incentive bonus for the year in which her severance date occurs, (iii) the cost of COBRA premiums for continued medical insurance coverage for Ms. Vogt and her dependents until the first anniversary of her severance date (or, earlier, under the circumstances set forth in her employment agreement), (iv) immediately prior to her severance date, full vesting of all stock options granted to Ms. Vogt and (v) reimbursement, in an amount not to exceed $50,000, for executive outplacement services, if any, received by Ms. Vogt. In the event Ms. Vogt is terminated by the Company without Cause or Ms. Vogt terminates her employment for Good Reason in connection with or following a Change in Control Event (as such term is defined in the section “Potential Payments Upon Termination or Change in Control”), Ms. Vogt shall receive the severance benefits outlined above except that the amount paid pursuant to clause (i) above would be equal to one and one-half times her base salary at the annual rate in effect on her severance date and the amount otherwise payable pursuant to clause (ii) above would be increased by one and one-half times Ms. Vogt’s target incentive bonus for the year in which the severance occurs. The severance benefits determined pursuant to clauses (i) and (ii) above would be paid by the Company in a single lump sum not later than 30 days after Ms. Vogt’s severance. Ms. Vogt may also be entitled to an additional tax gross-up payment for any excise tax imposed on “excess parachute payments” under Section 4999 of the Internal Revenue Code.

If the Company provides notice of its election not to renew the term of Ms. Vogt’s employment agreement, Ms. Vogt will be entitled to the severance benefits described in the preceding paragraph commencing upon the expiration of the term of the employment agreement.

Gregory A. Gould, Chief Financial Officer

On August 16, 2006, the Company entered into an employment agreement with Gregory A. Gould pursuant to which Mr. Gould would serve as the Company’s Chief Financial Officer. The employment agreement provides for an initial three-year term expiring on the third anniversary of the effective date of the agreement. The term will be automatically extended for an additional one-year period on that date (and on each subsequent anniversary of the effective date of the agreement) unless either party gives written notice of its intent not to extend the term. The employment agreement provides for an annual base salary of $250,000 and an annual incentive bonus opportunity based on the achievement of performance objectives to be established by the Board (or the Compensation Committee). Mr. Gould’s target incentive bonus amount will be not less than 75% of his base salary. Mr. Gould is entitled to at least four weeks vacation per year and to participate in the Company’s other benefit plans on terms consistent with those applicable to the Company’s employees generally. The Company will pay or reimburse Mr. Gould up to $175,000, including tax gross up, for costs and expenses associated with relocating his permanent residence to the area in which the Company’s principal offices are located. As of September 30, 2007, Mr. Gould has received $134,165 in connection with such relocation costs and expenses. Mr. Gould was also entitled to a $15,000 signing bonus, which he received in October 2006. As a condition of employment, Mr. Gould has entered into a non-competition agreement pursuant to which he has agreed to not compete with SeraCare or to solicit customers or employees of SeraCare for a period of one year after the termination of his employment.

If Mr. Gould’s employment with the Company is terminated by the Company without Cause or by Mr. Gould for Good Reason (as such terms are defined in the employment agreement), subject to Mr. Gould’s delivery of a release of claims in favor of the Company, Mr. Gould will be entitled to a severance benefit equal to (i) one times his base salary at the annualized rate in effect on his severance date, (ii) a pro-rated amount of his incentive bonus for the year in which his severance date occurs, (iii) the cost of COBRA premiums for continued medical insurance coverage for Mr. Gould and his dependents until the first anniversary of his severance date (or, earlier, under the circumstances set forth in the employment agreement), (iv) immediately prior to his severance date, full vesting of all stock options granted to Mr. Gould and reimbursement, in an amount not to exceed $36,000, for executive outplacement services, if any, received by Mr. Gould. In the event Mr. Gould is terminated by the Company without Cause or Mr. Gould terminates his employment for Good Reason in connection with or following a Change in Control Event (as such term is defined in the section “Potential Payments Upon Termination or Change in Control”), Mr. Gould shall receive the severance benefits outlined above except that the amount paid pursuant to clause (i) above would be equal to one and one-half times his base salary at the annual rate in effect on his severance date and the amount otherwise payable pursuant to clause (ii) above would be increased by one and one-half times Mr. Gould’s target incentive bonus for the year in which the severance occurs. The severance benefits determined pursuant to clauses (i) and (ii) above would be paid by the Company in a single lump sum not later than thirty (30) days after Mr. Gould’s severance. Mr. Gould may also be entitled to an additional tax gross-up payment for any excise tax imposed on “excess parachute payments” under Section 4999 of the Internal Revenue Code.

If the Company provides notice of its election not to renew the term of Mr. Gould’s employment agreement, Mr. Gould will be entitled to the severance benefits described in the preceding paragraph commencing upon the expiration of the term of the employment agreement.

Ronald R. Dilling, Vice President, Manufacturing Operations

On January 13, 2006, the Company entered into an employment agreement with Ronald R. Dilling pursuant to which Mr. Dilling would serve as the Company’s Vice President in charge of cell culture and bulk processing. The employment agreement provides for an initial one-year term expiring on the first anniversary of the effective date of the agreement. The term was automatically extended for an additional one-year period on January 13, 2007. The employment agreement provides for an annual base salary of $185,000 and an annual incentive bonus opportunity based on the achievement of performance objectives to be established by the Board (or the Compensation Committee). Within 30 days of Mr. Dilling’s employment with the Company, he received a signing bonus, contingent upon two years of employment. If Mr. Dilling’s employment is terminated prior to the second anniversary of the agreement, a portion of the $40,000 payment must be repaid to the Company. Mr. Dilling is entitled to at least four weeks vacation per year and to participate in the Company’s other benefit plans on terms consistent with those applicable to the Company’s employees generally. Pursuant to the agreement, Mr. Dilling received an option to purchase 40,000 shares of the Company’s common stock at an exercise price of $9.24. These options were subsequently repriced to $5.45 in May 2006. The option annually vests over a three-year period. As a condition of employment. Mr. Dilling has agreed not to solicit customers or some employees of SeraCare for a period of two years after the termination of his employment.

If Mr. Dilling’s employment with the Company is terminated by the Company without Cause (as such term is defined in the employment agreement), Mr. Dilling will be entitled to a severance benefit equal to the lesser of (i) six months base salary and (ii) the remaining monthly base salary through the end of the term of the agreement.

Katheryn E. Shea, Vice President, BioServices Operations

Katheryn E. Shea has an oral agreement with the Company pursuant to which Ms. Shea serves as the Company’s Vice President, BioServices Operations. Her base salary earned for fiscal 2007 is $161,705 and she is eligible for an annual incentive bonus based on the achievement of performance objectives to be established by the Board (or Compensation Committee). Ms. Shea is an at-will employee and therefore is not entitled to receive any severance payments upon termination or upon a change in control of the Company.

William J. Smutny, Vice President, Sales and Marketing

William J. Smutny has an oral agreement with the Company pursuant to which Mr. Smutny serves as the Company’s Vice President, Sales and Marketing. His base salary earned for fiscal 2007 is $169,346 and he is eligible for an annual incentive bonus based on the achievement of performance objectives to be established by the Board (or Compensation Committee). Mr. Smutny is an at-will employee and therefore is not entitled to receive any severance payments upon termination or upon a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options outstanding on September 30, 2007 to each of the executive officers named in the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS

	Number of
	Securities Underlying
	Unexercised Options (#)			Option Exercise		Option Expiration
Name	Exercisable	Unexercisable		Price ($)		Date

Susan L.N. Vogt	150,000	300,000	(1)	$6.00		8/25/2016
President and Chief Executive Officer
Gregory A. Gould	—	250,000	(2)	$5.80		10/3/2016
Chief Financial Officer
Ronald R. Dilling	13,333	26,667	(3)	$5.45	(5)	2/7/2011
Vice President, Manufacturing Operations
Katheryn E. Shea	6,000	—		$5.45	(5)	1/31/2010
Vice President, BioServices Operations	10,000	—		$5.45	(5)	9/19/2008

William J. Smutny	—	70,000	(4)	$6.18		11/1/2011
Vice President, Sales and Marketing

(1)	The option is scheduled to vest as to one-third of the shares on each of the first, second and third anniversaries of August 25, 2006.

(2)	The option is scheduled to vest as to one-third of the shares on each of the first, second and third anniversaries of October 3, 2006.

(3)	The option is scheduled to vest as to one-third of the shares on each of the first, second and third anniversaries of February 8, 2006.

(4)	The option is scheduled to vest as to one-third of the shares on each of the first, second and third anniversaries of November 1, 2006.

(5)	On May 8, 2006, the Compensation Committee approved a repricing of all outstanding options previously granted to employees. Such repricing was contingent upon approval by the Bankruptcy Court. Mr. Dilling’s shares were originally priced at $9.24/share. Ms. Shea’s grant of 6,000 options was originally priced at $13.02/share and her grant of 10,000 options was originally priced at $17.85/share.

Options Exercised and Stock Vested

None of our executive officers named in the Summary Compensation Table exercised any stock options during the fiscal year ended September 30, 2007.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Defined Contribution Plan

We do not have any non-qualified defined contribution plans.

Potential Payments Upon Termination or Change in Control

We have entered into agreements and maintain a stock incentive plan that may require us to make payments and provide benefits to some of the executive officers named in the Summary Compensation Table in the event of a termination of employment or a change in control. See “Employment Arrangements” above for a description of the severance and change in control arrangements for Ms. Vogt, Mr. Gould and Mr. Dilling. Each of Ms. Vogt and Mr. Gould will only be eligible to receive severance payments if each officer signs a general release of claims. In addition, if Ms. Vogt or Mr. Gould materially breach any of his or her obligations under his or her confidentiality agreement or non-competition agreement at any time, he or she will no longer be entitled to severance payments. The term of each of Ms. Vogt’s and Mr. Gould’s confidentiality agreement and non-competition agreement is the term of the executive’s employment plus a period of one year thereafter. Each of Ms. Vogt’s and Mr. Gould’s confidentiality and non-competition agreements may be waived by a written instrument signed by the party waiving compliance.

The tables below summarize the potential payments to each of Ms. Vogt, Mr. Gould and Mr. Dilling assuming that the executive officer is terminated not for Cause, resigns for Good Reason or upon the consummation of a Change in Control Event (as each term is defined in the respective employment agreements). The tables assume that the event occurred on September 30, 2007, the last day of our fiscal year. The closing price of the Company’s stock on the Pink Sheets as of September 30, 2007 was $5.75.

Under Ms. Vogt’s and Mr. Gould’s employment agreements, a Change in Control Event is defined as the consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company business or assets as an entirety to, one or more entities that are not Subsidiaries (a “Business Combination”), unless as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the “Successor Entity”) immediately after the reorganization are, or will be, owned, directly or indirectly, in substantially the same proportions, by shareholders of the Company immediately before the Business Combination.

Susan L.N. Vogt, President and Chief Executive Officer

			Termination Not for
			Cause or Resignation
			for Good Reason in
	Termination Not for		Connection With or
	Cause or Resignation		Following a Change
	for Good Reason		in Control Event

Base salary	$350,000	(3)	$525,000	(8)
Bonus	$262,500	(4)	$393,750	(9)
Benefits	$16,867	(5)	$16,867	(5)
Number of Stock Options	450,000	(6)	450,000	(6)
Value Upon Termination(1)	$—		$—
Excise Tax Gross Up(2)	$—		$—
Other Benefits	$50,000	(7)	$50,000	(7)
Total	$679,367		$985,617

(1)	Assuming the options do not continue following a Change in Control Event, the options would have no value upon termination as the fair market value of the Company’s common stock was $5.75 as of September 30, 2007 and the exercise price of Ms. Vogt’s option is $6.00.

(2)	For purposes of these computations, we have assumed that regular salary and bonus under Ms. Vogt’s employment agreement are not included as contingent upon a change in control event even though paid pursuant to agreements entered into by the Company within one year of September 30, 2007.

(3)	Last monthly base salary prior to the termination for a period of 12 months following the date of termination.

(4)	Amount of pro-rated target incentive bonus for the period from October 1, 2006 to September 30, 2007. Pursuant to Ms. Vogt’s employment agreement, the incentive bonus shall be equal to least 75% of Ms. Vogt’s base salary.

(5)	Payment of premium cost of participation in our health and/or dental insurance plans for 12 months.

(6)	All options held by Ms. Vogt will become fully vested in the event of termination by us not for Cause, termination by Ms. Vogt for Good Reason or involuntary termination in connection with or following a Change in Control Event.

(7)	Reimbursement of up to $50,000 for executive outplacement services.

(8)	Last monthly base salary prior to the termination for a period of 18 months following the date of termination.

(9)	Amount of pro-rated target incentive bonus for the period from October 1, 2006 to September 30, 2007 multiplied by 1.5.

Gregory A. Gould, Chief Financial Officer

			Termination Not for
			Cause or Resignation
			for Good Reason in
	Termination Not for		Connection With or
	Cause or Resignation		Following a Change
	for Good Reason		in Control Event

Base salary	$250,000	(3)	$375,000	(8)
Bonus	$187,500	(4)	$281,250	(9)
Benefits	$16,867	(5)	$16,867	(5)
Number of Stock Options	250,000	(6)	250,000	(6)
Value Upon Termination(1)	$—		$—
Excise Tax Gross Up(2)	$—		$—
Other Benefits	$36,000	(7)	$36,000	(7)
Total	$490,367		$709,117

(1)	Assuming the options do not continue following a Change in Control Event, the options would have no value upon termination as the fair market value of the Company’s common stock was $5.75 as of September 30, 2007 and the exercise price of Mr. Gould’s option is $5.80.

(2)	For purposes of these computations, we have assumed that regular salary and bonus under Mr. Gould’s employment agreement are not included as contingent upon a change in control event even though paid pursuant to agreements entered into by the Company within one year of September 30, 2007.

(3)	Last monthly base salary prior to the termination for a period of 12 months following the date of termination.

(4)	Amount of pro-rated target incentive bonus for the period from October 1, 2006 to September 30, 2007. Pursuant to Mr. Gould’s employment agreement, the incentive bonus shall be equal to at least 75% of Mr. Gould’s base salary.

(5)	Payment of premium cost of participation in our health and/or dental insurance plans for 12 months.

(6)	All options held by Mr. Gould will become fully vested in the event of termination by us not for Cause, termination by Mr. Gould for Good Reason or involuntary termination in connection with or following a Change in Control Event.

(7)	Reimbursement of up to $36,000 for executive outplacement services.

(8)	Last monthly base salary prior to the termination for a period of 18 months following the date of termination.

(9)	Amount of pro-rated target incentive bonus for the period from October 1, 2006 to September 30, 2007 multiplied by 1.5.

Ronald R. Dilling, Vice President, Manufacturing Operations

	Termination Not for Cause

Base salary	$56,594	(1)
Total	$56,594

(1)	Last monthly base salary prior to the termination for a period of three months and 14 days (represents the period from September 30, 2007 until January 13, 2008 (the termination date of Mr. Dilling’s employment agreement)).

Stock Option Plan

Our Amended and Restated 2001 Stock Incentive Plan (the “Plan”) was initially approved and adopted in September 2001. The Plan was amended and restated, most recently on May 18, 2007. Stock options granted under the Plan ordinarily expire at termination of employment if not vested and, unless termination is for cause, continue to be exercisable for up to three months (12 months in the case of termination by reason of death, disability or retirement as defined) to the extent vested. If a non-employee’s director’s service on the Board of Directors terminates, any options held may be exercised for a period of six months after the date of termination or until the expiration of the stated term of such option, whichever first occurs.

In connection with any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, merger, combination, consolidation, or other reorganization, spin-off, split-up or similar extraordinary dividend distribution in respect of the common stock, any exchange of common stock, or any similar, unusual or extraordinary corporate transaction in respect of the common stock, or a sale of all or substantially all of the common stock or of the assets of the Company, the Compensation Committee, to the extent (if any) it deems it appropriate and equitable under the circumstances to do so, will make adjustments to the Plan and outstanding awards, including maximum share limits, and will provide for cash payments or for the assumption, substitution or exchange of awards, Options and other rights to acquire common stock that are outstanding immediately prior to a dissolution, acquisition or change in control event (as defined in the Plan), of the Company will terminate, subject to any provision by the Compensation Committee for their survival, substitution, assumption, exchange or other settlement.

In anticipation of a change in control event (as defined in the Plan), the Compensation Committee may accelerate the vesting and exercisability, as applicable, of any or all outstanding awards to any date within 30 days prior to or concurrent with the occurrence of the change in control event, shorten the term of outstanding awards to the date of the occurrence of such change in control event or cancel any outstanding awards and pay to the holders thereof, in cash or shares of common stock, the value of such awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the change in control event.

Option Agreements

In conjunction with the execution of each of Ms. Vogt’s and Mr. Gould’s employment agreements, each of Ms. Vogt and Mr. Gould was granted a nonqualified stock option to purchase 450,000 shares and 250,000 shares, respectively, of the Company’s common stock. These options were not granted pursuant to the Plan. The terms and conditions provide for vesting upon termination without Cause, Good Reason or upon the occurrence of a Change in Control Event (as such terms are defined in the respective employment agreements). Upon termination without Cause or for Good Reason, the then-outstanding and otherwise unvested portion of each option shall become fully vested and shall be exercisable for a period of 12 months following the date of termination. Each of the options may be terminated upon a breach of the non-competition agreement entered into in connection with each of Ms. Vogt’s and Mr. Gould’s employment agreements. Upon or prior to the occurrence of a Change in Control Event, the then-outstanding and otherwise unvested portion of each option shall become fully vested.

We have also entered into option agreements with Mr. Dilling, Mr. Smutny and Ms. Shea for the options represented in the Outstanding Equity Awards at Fiscal Year End table. The terms and conditions for each of these options provides that the options, if not previously exercised, shall terminate upon (1) the executive’s termination of employment or (2) the termination of the option as provided under the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of January 4, 2008 with respect to the beneficial ownership of our common stock, (i) by each person known to us to own beneficially more than five percent of our common stock, (ii) by each executive officer and each current director, and (iii) by all officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of January 4, 2008, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 18,559,612 shares of common stock outstanding on January 4, 2008.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o SeraCare Life Sciences, Inc., 37 Birch Street, Milford, Massachusetts 01757.

		Percentage of
	Number of Shares	Common Stock
Beneficial Owner	Beneficially Owned	Beneficially Owned

5% or Greater Stockholders
Funds managed by Harbinger(1)	4,321,372	23.3%
Ashford Capital Management, Inc.(2)	2,271,298	12.2%
Funds managed by Black Horse Capital(3)	1,517,367	8.2%
Named Executive Officers and Directors
Susan L.N. Vogt(4)	150,000	*
Gregory A. Gould(5)	83,333	*
Ronald R. Dilling(6)	26,666	*
Katheryn E. Shea(7)	16,485	*
William J. Smutny(8)	23,333	*
Eugene I. Davis(9)	36,666	*
Samuel D. Anderson(10)	285,476	1.5%
Sarah L. Murphy(11)	21,666	*
Jill Tillman(12)	23,612	*
All current executive officers and directors as a group (9 persons)(13)	667,237	3.5%

*	Indicates beneficial ownership of less than one percent.

(1)	The address for Harbinger Capital Partners Master Fund I, Ltd. is c/o International Fund Services (Ireland) Limited, Third Floor, Bishop’s Square, Redmond’s Hill, Dublin 2, Ireland. The address for Harbinger Capital Partners Special Situations Fund, L.P. is 555 Madison Avenue, 16th Floor, New York, New York, 10022. According to a Schedule 13D/A filed by Harbinger on May 17, 2007, Harbinger Capital Partners Master Fund I Ltd. has the shared power to vote or direct the vote and the shared power to dispose or direct the disposition of 3,670,843 shares and Harbinger Capital Partners Special Situations Fund L.P. has the shared power to vote or direct the vote and the shared power to dispose or direct the disposition of 650,529 shares.

(2)	The address for Ashford Capital Management, Inc. is P.O. Box 4172, Wilmington, DE 19807. According to a Schedule 13F filed with the SEC by Ashford Capital Management, Inc. on November 15, 2007, 2,271,298 shares of common stock are held of record by clients of Ashford Capital Management, Inc. (“Ashford”), and Ashford, in its capacity as investment advisor, may be deemed to have beneficial ownership of all the shares.

(3)	The address for Black Horse Capital LP and Black Horse Capital (QP) LP is 338 Sharon Amity Rd., #202, Charlotte, NC 28211 and the address for Black Horse Capital Offshore Ltd. is c/o M&C Corporate Services Limited, P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. According to a Schedule 13D/A filed by Black Horse Capital on May 17, 2007, Black Horse Capital LP has the shared power to vote or direct the vote of 981,578 shares beneficially owned by such fund, Black Horse Capital (QP) LP has the shared power to vote or direct the vote of 299,474 shares beneficially owned by such fund and Black Horse Capital Offshore Ltd. has the shared power to vote or direct the vote of 236,315 shares beneficially owned by such fund.

(4)	Consists of 150,000 shares of common stock underlying options exercisable within 60 days of January 4, 2008.

(5)	Consists of 83,333 shares of common stock underlying options exercisable within 60 days of January 4, 2008.

(6)	Consists of 26,666 shares of common stock underlying options exercisable within 60 days of January 4, 2008.

(7)	Consists of 485 shares of common stock and 16,000 shares of common stock underlying options exercisable within 60 days of January 4, 2008.

(8)	Consists of 23,333 shares of common stock underlying options exercisable within 60 days of January 4, 2008.

(9)	Consists of 416 shares of common stock and 36,250 shares of common stock underlying options exercisable within 60 days of January 4, 2008.

(10)	Consists of 226,726 shares of common stock and 58,750 shares of common stock underlying options exercisable within 60 days of January 4, 2008.

(11)	Consists of 416 shares of common stock and 21,250 shares of common stock underlying options exercisable within 60 days of January 4, 2008.

(12)	Consists of 2,362 shares of common stock and 21,250 shares of common stock underlying options exercisable within 60 days of January 4, 2008.

(13)	See footnotes 4-12 above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of the transactions we have engaged in since October 1, 2006 with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates:

•	Harbinger, a greater than 5% beneficial owner of the Company, has appointed two directors to the Company’s Board of Directors pursuant to the Plan of Reorganization approved by the Bankruptcy Court.

•	Black Horse Capital, a greater than 5% beneficial owner of the Company, has appointed one director to the Company’s Board of Directors pursuant to the Plan of Reorganization approved by the Bankruptcy Court.

•	Barry D. Plost and Bernard L. Kasten, two former directors, were parties to the subordinated note agreement between the Company and other note holders. The debt was paid in full with the proceeds of a rights offering which was held in May 2007 and the agreement has been terminated.

Executive Compensation

We have entered into employment agreements with our executive officers. For a detailed description of these employment agreements, see “Executive Compensation-Employment Arrangements.” We have also entered into option agreements with each of our executive officers. For a detailed description of these agreements, see “Executive Compensation-Option Agreements.” Please see “Executive Compensation-Summary Compensation Table” for additional information regarding compensation of our executive officers.

Director Compensation

Please see “Executive Compensation-Director Compensation” for a discussion of options granted and payments made to our non-employee directors.

Review and Approval of Related Party Transactions

The charter of the Audit Committee of our Board of Directors requires it to review and approve all related person transactions. We have not adopted any specific policies and procedures with respect to the Audit Committee’s review and approval of such transactions. The Audit Committee will review and consider related person transactions on an ad hoc basis and factor all relevant facts and circumstances into its decision of whether or not to approve such transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other of our equity securities. Officers, directors and greater than ten percent stockholders are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

The following directors and officers of the Company did not timely file with the SEC the following reports regarding changes in beneficial ownership pursuant to Section 16(a) of the Securities Exchange Act of 1934:

•	Bernard L. Kasten, a former director, filed a Form 4 on May 16, 2007 for the acquisition of 25,000 shares from the exercise of options on May 11, 2007.

•	Eugene I. Davis, Samuel D. Anderson, Sarah L. Murphy and Jill Tillman each filed a Form 4 on November 20, 2007 for options granted on May 18, 2007 and stock and options granted on November 14, 2007.

•	Susan L.N. Vogt, Gregory A. Gould, Ronald R. Dilling, William J. Smutny, Kathleen W. Benjamin and David Olsen each filed a Form 4 on November 20, 2007 for options received on November 14, 2007.

•	Katheryn E. Shea and Mark Manak each filed a Form 4 on November 26, 2007 for options received on November 20, 2007.

PROPOSAL 2 — AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED
2001 STOCK INCENTIVE PLAN

The purpose of the Amended and Restated 2001 Stock Incentive Plan (the “Plan”) is to promote the success of SeraCare by providing an additional means, through the grant of incentive and nonqualified stock options, restricted stock and stock units, to attract, motivate and reward eligible persons. SeraCare is currently authorized to issue up to 1,800,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) pursuant to awards granted under the Plan. As of January 4, 2008, there were 1,800,000 shares authorized for issuance, 1,081,500 shares subject to outstanding stock options and 507,008 shares available for issuance pursuant to future grants under the Plan. On January 4, 2008, the last reported sale price of SeraCare common stock on the Pink Sheets was $5.80 per share.

On December 17, 2007, based on the recommendation of the Compensation Committee, the Board of Directors adopted, subject to stockholder approval, an amendment and restatement of the Plan. The amendment and restatement, if approved, would increase the maximum number of shares on which stock options, stock appreciation rights or other awards may be granted to any individual in any calendar year, in each case to 1,350,000 shares; would expand the Compensation Committee’s authority to delegate powers under the Plan; would clarify the treatment of awards in the context of some transactions affecting the Company; and would make other changes. The full text of the amended and restated Plan is attached as Appendix B.

Summary of the Amended and Restated 2001 Stock Incentive Plan

The following is a summary of the principal features of the Plan as proposed to be amended and restated.

History

The Plan was initially approved and adopted in September 2001. The Plan was subsequently amended and restated, most recently as of May 18, 2007.

Eligibility

Employees, officers, non-employee directors, consultants and advisors of the Company are eligible to participate in the Plan if selected by the Compensation Committee. The Plan limits to 1,000,000 the number of shares that may be delivered pursuant to incentive stock options. Under the Plan, no participant may receive any award for more than 1,350,000 shares in any calendar year. As of January 4, 2008, approximately 236 employees were eligible, if selected by the Compensation Committee, for grants under the Plan.

Description of Awards

The Plan provides for the grant of so-called incentive stock options (“ISOs”) intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, non-ISO stock options, restricted stock, stock units, stock bonuses, dividend equivalents, deferred payment rights and other awards. Awards may be subject to vesting conditions but except as the Compensation Committee provides may not become exercisable or vest until at least six months after the initial date of the award. Subject to specified exceptions, awards are not transferable except at death. ISOs may be granted only to employees (not to non-employee directors, consultants or advisors).

The exercise price of stock options granted under the Plan cannot be less than the fair market value of the underlying common stock on the date of grant. When exercisable, a stock option may be exercised by tendering the exercise price in cash or by check or by some other means if authorized by the Compensation Committee or the Company. Unless the Compensation Committee otherwise provides, stock options vest ratably over three years. The maximum term of stock options is ten years. Stock options granted under the Plan ordinarily expire at termination of employment if not vested and unless termination is for cause continue to be exercisable for up to three months (12 months in the case of termination by reason of death, disability or retirement as defined) to the extent vested.

Starting with the annual meeting of stockholders in 2008, each non-employee director of the Company will receive, immediately following the annual meeting, an automatic stock option grant for 15,000 shares (25,000 shares in the case of the Chairman if he is a non-employee director) and an additional automatic stock option grant for 2,500 shares if the non-employee director is a member of the Audit Committee (5,000 shares if the non-employee director is Chairman of the Audit Committee). The automatic grants to non-employee directors will be fully vested and exercisable at all times and will have a maximum five-year term. The grants will generally expire six months after the individual ceases to serve on the Board or upon expiration of the maximum term if earlier.

The Plan also provides for outright grants or sales of stock, including stock subject to forfeiture restrictions (restricted stock) and grants of stock units. Stock units, which may be subject to vesting restrictions, provide for payment to the participant of common stock or cash, based upon the value of the common stock, upon satisfaction of the terms of the award or on a deferred basis thereafter.

Changes in the Company’s Capital Structure

In connection with any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, merger, combination, consolidation, or other reorganization, spin-off, split-up or similar extraordinary dividend distribution in respect of the common stock, any exchange of common stock, or any similar, unusual or extraordinary corporate transaction in respect of the common stock, or a sale of all or substantially all of the common stock or of the assets of the Company, the Compensation Committee, to the extent (if any) it deems it appropriate and equitable under the circumstances to do so, will make adjustments to the Plan and outstanding awards, including maximum share limits, and will provide for cash payments or for the assumption, substitution or exchange of awards. Options and other rights to acquire common stock that are outstanding immediately prior to a dissolution, acquisition or change in control event (as defined in the Plan) of the Company will terminate, subject to any provision by the Compensation Committee for their survival, substitution, assumption, exchange or other settlement.

In anticipation of a change in control event (as defined in the Plan), the Compensation Committee may accelerate the vesting and exercisability, as applicable, of any or all outstanding awards to any date within 30 days prior to or concurrent with the occurrence of the change in control event, shorten the term of outstanding awards to the date of the occurrence of such change in control event or cancel any outstanding awards and pay to the holders thereof, in cash or shares of common stock, the value of such awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the change in control event.

Administration

The Plan is administered by the Compensation Committee of the Board of Directors, which may delegate those of its powers as it determines to Company officers or other employees to the extent permissible under applicable law. The Compensation Committee has the authority to determine eligibility for and to grant awards, determine the terms and form of awards, to construe and interpret the Plan and related agreements, to modify awards, and generally to take all actions that are necessary or advisable to administer the Plan and effectuate its purposes. The Board of Directors’ approval or ratification is required for material amendments to options automatically granted to non-employee directors.

Amendment or Termination

The Compensation Committee may amend the Plan or an outstanding award at any time, although shareholder approval is required to make effective certain amendments that implicate Sections 162(m), 422 and 424 of the Code. However, the terms of an outstanding award may not be altered in a way adverse to the participant without the participant’s consent. The Company also may at any time terminate the Plan as to any future grants of awards. Unless earlier terminated, the Plan will terminate on September 24, 2011, but previously granted awards may continue in accordance with their terms.

Federal Income Tax Consequences Associated With Stock Options Granted Under the Plan

The following is a brief summary description of the federal income tax consequences associated with stock option awards under the Plan, based on the law as in effect on the date of this Proxy and on administrative and judicial interpretations of the law as of that date. The following summary does not address other federal taxes, including employment and estate taxes, nor does it address state, local or non-U.S. tax consequences or the tax consequences associated with other forms of award.

In general, the grant of a stock option does not itself result in taxable income. Taxable income also does not result merely because a stock option becomes exercisable. However, an optionee may have taxable income upon exercise of a stock option and may have further tax consequences upon disposition of any common stock purchased upon exercise.

Non-ISOs — An optionee who exercises a non-ISO realizes ordinary income equal to the excess of the value of the stock purchased over the exercise price. This excess is sometimes referred to as the “option spread”. Any subsequent sale of shares purchased upon exercise of a non-ISO may result in a capital gain or loss. An optionee who sells stock at a loss is generally entitled to claim a loss for tax purposes, although the tax rules do not allow a loss on so-called wash sales and sales to certain related parties — for example, a family member. The amount of gain or loss recognized on any sale will depend on the optionee’s tax basis in the underlying common stock. Where the stock option exercise price is paid entirely in cash (including cash paid by a broker in connection with a “cashless” exercise), the optionee’s tax basis is the amount of cash paid plus any additional ordinary income realized upon exercise.

ISOs — Different rules apply to ISOs. An optionee does not have ordinary income upon exercise of an ISO. However, exercise of an ISO increases an optionees’s alternative minimum taxable income by an amount equal to the option spread. This increase may give rise to an alternative minimum tax liability. Whether exercise of an ISO gives rise to an alternative minimum tax liability will turn on a number of factors, including the size of the option spread relative to an optionee’s overall income. The rules for determining alternative minimum tax liability require an optionee to compute alternative minimum taxable income in excess of some exemption amounts and then apply the applicable alternative minimum tax rate. If the resulting tax amount is greater than the tax computed under the ordinary method, the optionee would owe the alternative minimum tax. An optionee who is required to pay the alternative minimum tax by reason of exercising an ISO may be able to credit a portion of the alternative minimum tax against his or her regular tax liability in subsequent years.

Shares purchased upon exercise of an ISO are subject to special tax holding rules. If an optionee holds ISO shares for at least two years from the date the stock option was granted and at least one year after it is exercised, any gain or loss that is recognized for tax purposes upon a subsequent sale of the shares will be treated as a long-term capital gain or loss. However, a disposition of ISO shares within either of these special holding periods, a so-called “disqualifying disposition”, will have the following consequences:

•	The disqualifying disposition will produce ordinary income. The general rule is that an optionee must include as ordinary income, in the year of the disposition, an amount equal to the option spread at the time of exercise. A special rule limits an optionee’s ordinary income to his or her gain, if any, on the sale where the shares are sold for less than what they were worth at the time of exercise. This special rule does not apply where the sale is to a related party and in some other circumstances, nor does it apply where an optionee disposes of the shares other than by sale, for example, by gifting them to charity. Any additional gain recognized in a sale will be treated as long-term capital gain if the optionee’s capital gain holding period in the shares is greater than one year; otherwise it will be treated as short-term capital gain that is taxable at rates applicable to ordinary income.

•	A disqualifying disposition of shares received upon exercise of an ISO that takes place in the same year as the increase in alternative minimum tax income attributable to the ISO exercise has the effect of eliminating the alternative minimum tax income attributable to the exercise.

Except for alternative minimum tax purposes, an optionee’s “tax basis” in ISO shares, used in measuring any capital gain or loss upon a sale or exchange, will include any ordinary income realized by reason of a disqualifying disposition.

The rules described above for ISOs assume that an optionee exercises the ISO while an employee of the Company or within three months following termination of the optionee’s employment (one year following termination, if termination occurred by reason of total and permanent disability). If an optionee is able to and does exercise an ISO after the expiration of these periods, the stock option will be treated for tax purposes as a non-ISO.

In general, the employer will have a tax deduction equal to any ordinary income realized by an optionee upon exercise of a non-ISO or upon the disqualifying disposition of ISO shares. Some federal income tax rules may limit the availability of the tax deduction to the employer, including limitations under Sections 162(m) and 280G of the Code. Under Section 162(m) of the Code, except in the case of qualifying performance-based compensation, a public corporation may deduct no more than $1 million in compensation for any year to any of its chief executive officer or certain other named executive officers. It is intended that stock options granted under the Plan will be eligible to be treated as performance-based compensation that is exempt from this $1 million deduction limit. Under Section 280G of the Code, a corporation is denied a deduction for some payments that are contingent, or deemed to be contingent, on a change in control of the corporation, including in some cases deductions associated with options that vest in connection with the change in control. If this deduction-denial provision were to apply to stock options granted under the Plan, the related vesting of stock options (and some other changes in control related payments and benefits) would also be subject to a 20% excise tax.

Section 409A of the Code contains special requirements that apply to so-called “nonqualified deferred compensation” and requires acceleration of income, and imposes an increased income tax, on deferral arrangements that do not comply with the applicable rules. Stock options granted under the Plan are intended to be eligible for exemption from the requirements of Section 409A.

Equity Compensation Plan Information

The following table provides aggregate information with respect to the Company’s Amended and Restated 2001 Stock Incentive Plan and commitments pursuant to Ms. Vogt’s and Mr. Gould’s employment agreements as of September 30, 2007:

				Number of Securities
				Remaining Available for
	Number of Securities			Future Issuance Under
	to be Issued Upon		Weighted Average	Equity Compensation Plans
	Exercise of		Exercise Price of	(Excluding Securities
Plan Category	Outstanding Options		Outstanding Options ($)	Reflected in First Column)

Equity compensation plans approved by security holders:
Amended and Restated 2001 Stock Incentive Plan	741,500		$9.11	847,008
Equity compensation not pursuant to the Plan	700,000	(1)	$5.93	N/A

Total	1,441,500		$7.57

(1)	450,000 options were issued to Ms. Vogt on August 25, 2006 at an exercise price of $6.00 per share and 250,000 options were issued to Mr. Gould on October 3, 2006 at an exercise price of $5.80 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE SERACARE LIFE SCIENCES, INC. AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Mayer Hoffman McCann P.C. (“MHM”), an independent registered public accounting firm, has audited our accounts since 2005. Representatives of Mayer Hoffman McCann P.C. are expected to attend the Annual Meeting to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

Fees Incurred by the Company for Auditors

The following table sets forth the fees accrued by the Company for services by its independent registered public accounting firm, MHM, during fiscal years 2007 and 2006.

	2007	2006

Audit Fees(1)	$300,000	$331,176
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	—	66,000

Total	$300,000	$397,176

(1)	The 2007 and 2006 audit fees relate to professional services performed for the audit and review of the Company’s annual financial statements.

(2)	The 2006 other fees are for services related to the events leading up to the Company’s bankruptcy and related investigations by the Securities and Exchange Commission and the Department of Justice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In 2006 and 2007, 100% of the audit and other fees were approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in discharging its responsibilities relating to the accounting and financial reporting processes of the Company, and has general responsibility for oversight and review of the accounting and financial reporting practices, internal controls and accounting and audit activities of the Company. The Audit Committee acts pursuant to a written charter. The Audit Committee Charter was adopted by the Board of Directors on May 18, 2007. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the financial reporting process, accounting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s auditors are responsible for performing an independent audit of the financial statements in accordance with auditing standards generally accepted in the United States of

America and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. During the fiscal year the Audit Committee met and held discussions with management and the independent auditors. The meetings were conducted so as to encourage communication among the members of the Audit Committee, management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees.” The Audit Committee reviewed and discussed the audited financial statements of SeraCare Life Sciences, Inc. as of and for the year ended September 30, 2007 with management and the independent auditors, and the Board of Directors including the Audit Committee received an opinion of Mayer Hoffman McCann P.C. (“MHM”) as to the conformity of such audited financial statements with generally accepted accounting principles.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met regularly with the independent auditors, with and without management present, to discuss the results of their examination, the evaluation of SeraCare’s internal controls and the overall quality of SeraCare’s accounting procedures.

In addition, the Audit Committee obtained from MHM written documentation describing all relationships between MHM and SeraCare that might bear on MHM’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with MHM any relationships that may have an impact on its objectivity and independence and satisfied itself as to MHM’s independence.

Based on the above-mentioned review and discussions with management and MHM, and subject to the limitations on our role and responsibility described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that SeraCare’s audited financial statements be included in SeraCare’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Eugene I. Davis (Chair)
Sarah L. Murphy
Jill Tillman

CODE OF ETHICS AND CONDUCT AND CORPORATE GOVERNANCE GUIDELINES

Our Company has adopted a Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer, Treasurer and Controller. A copy of the Code of Ethics can be accessed free of charge by visiting the “Investor Relations-Corporate Governance” section of our website at http://www.seracare.com or by requesting a copy in writing from Gregory A. Gould, Secretary at SeraCare’s offices. The Company intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website or by filing a Form 8-K.

A copy of SeraCare’s Corporate Governance Guidelines may also be accessed free of charge by visiting SeraCare’s website at www.seracare.com and going to the “Investor Relations-Corporate Governance” section or by requesting a copy from Gregory A. Gould, Secretary at SeraCare’s offices.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2009 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s By-laws. To be eligible, the stockholder proposals must be received by the Secretary of the Company on or before October 7, 2008.

Under the Company’s current By-laws, proposals of business and nominations for directors other than those to be included in the Company’s proxy materials following the procedures described in Rule 14a-8 may be made by stockholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required by the By-laws. Except as noted below, to be timely a notice with respect to the 2009 Annual Meeting of Stockholders must be delivered to the Secretary of the Company no earlier than October 30, 2008 (the 120th day prior to the anniversary of the 2008 Annual Meeting) and no later than November 29, 2008 (the 90th day prior to the anniversary of the 2008 Annual Meeting) unless the date of the 2009 Annual Meeting is advanced or delayed by more than 30 days from the anniversary date of the 2008 Annual Meeting, in which event the By-laws provide different notice requirements. Any proposal of business or nomination should be mailed to: Gregory A. Gould, Secretary, SeraCare Life Sciences, Inc., 37 Birch Street, Milford, Massachusetts 01757.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

The SEC allows the Company to “incorporate by reference” information into this document, which means that the Company can disclose important information to you by referring to another document filed separately with the SEC. The information incorporated by reference is deemed to be a part of this document, except for any information superseded by information contained directly in this document. The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 (which Annual Report accompanies this proxy statement) was previously filed by the Company and is incorporated by reference in this proxy statement. The Company also incorporates by reference any documents that it may file with the SEC between the time this proxy statement is sent to stockholders and the date of the Annual Meeting.

The Company may have sent to you some of the documents incorporated by reference, but you can obtain any of them through the Company, the SEC or the SEC’s website described above. Documents incorporated by reference are available from the Company without charge, including exhibits. Stockholders may obtain documents incorporated by reference into this document by requesting them in writing or by telephone at the following address and telephone number:

SeraCare Life Sciences, Inc.
37 Birch Street
Milford, Massachusetts 01757
Telephone: (508) 244-6400

Attention:	Gregory A. Gould Secretary

If you would like to request documents from the Company, please do so promptly in order to receive timely delivery of such documents prior to the Annual Meeting.

You should rely on the information contained or incorporated by reference in this document to vote your shares at the Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated February 1, 2008. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2007 as filed with the Securities and Exchange Commission has been mailed with this proxy statement and is available without charge by writing to:

SeraCare Life Sciences, Inc.
37 Birch Street
Milford, Massachusetts 01757
Telephone: (508) 244-6400

Attention:	Gregory A. Gould Secretary

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with a notice sent to certain shareholders of SeraCare common stock who share a single address, only one copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2007 is being sent to that address unless SeraCare has received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce SeraCare’s printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this proxy statement or our Annual Report on Form 10-K for the fiscal year ended September 30, 2007, he or she may contact SeraCare Life Sciences, Inc., 37 Birch Street, Milford, Massachusetts 01757, Attention: Gregory A. Gould, Secretary, Tel: (508) 244-6400, and SeraCare will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact Gregory A. Gould, Secretary, using the above contact information if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting Gregory A. Gould, Secretary.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such manner.

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
SERACARE LIFE SCIENCES, INC.

ADOPTED MAY 18, 2007

I.	PURPOSES OF THE COMMITTEE

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of SeraCare Life Sciences, Inc. (the “Company”) is to assist the Board in overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company and to prepare the report required by the Committee pursuant to the applicable Securities and Exchange Commission (“SEC”) disclosure rules for inclusion in the Company’s annual proxy statement. Among the matters the Committee will assist the Board in overseeing are:

(a) the integrity of the Company’s financial reporting process, systems of internal controls and financial statements;

(b) the Company’s compliance with legal and regulatory requirements;

(c) the Company’s independent auditors’ qualifications and independence; and

(d) the performance of Company’s independent auditors and the Company’s internal audit function.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.	COMPOSITION OF THE COMMITTEE

The Committee will be comprised of three or more directors, as determined from time to time by the Board. The members of the Committee will be appointed by and serve at the discretion of the Board, following the recommendations of the Company’s Nominating and Corporate Governance Committee. Committee members may be removed at any time by a majority vote of the Board. Vacancies will be filled by majority vote of the Board.

All members of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the NASDAQ and the SEC, including those regarding compensation, affiliation, and independence, and any additional requirements that the Board deems appropriate.

Each Committee member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. In addition, each member of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by the NASDAQ or such other national securities exchange or stock market on which the Company’s securities may be listed. The Board shall determine whether a Committee member meets this standard in its business judgment. Committee members, if they or the Board deem it appropriate, may enhance their understanding of their duties by participating in educational programs conducted by the Company or an outside consultant or firm. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

In addition, at least one member of the Committee must qualify as an “audit committee financial expert” (as defined by the SEC pursuant to the Sarbanes-Oxley Act of 2002 (the “SOX Act”)). The Company will disclose in its annual report, as required by Section 13(a) of the Securities Exchange Act of 1934 (the “1934 Act”), whether or not it has at least one member who is an “audit committee financial expert.”

The Board will appoint the chairperson of the Committee.

III. AUTHORITY, DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

The Board delegates to the Committee the express responsibility and authority to do the following:

3.1. Independent Auditors

(a) Selection; Fees.  Be solely and directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and, where appropriate, the termination and replacement of such firm. Such independent auditors shall report directly to and be ultimately accountable to the Committee. The Committee has the ultimate authority to approve all audit engagement fees and terms, with the costs of all engagements to be borne by the Company.

(b) Audit Team.  Review the experience and qualifications of the senior members of the independent auditors’ team.

(c) Scope of Audit.  Review, evaluate and approve the annual engagement proposal of the independent auditors (including the proposed scope and approach of the annual audit).

(d) Review, Evaluation and Rotation.  Review and evaluate the Company’s independent auditors, including the lead partner and reviewing partner of the independent auditors. Ensure that the lead audit partner having primary responsibility for the audit and the reviewing audit partner of the independent auditors are rotated as required by the SOX Act and the rules and regulations promulgated by the SEC thereunder.

(e) Pre-Approval of Audit and Non-Audit Services.  Pre-approve all auditing services and all non-audit services permitted to be performed by the independent auditors. Such pre-approval may be given as part of the Committee’s approval of the scope of the engagement of the independent auditors or on an engagement-by-engagement basis or pursuant to pre-established policies. In addition, the authority to pre-approve non-audit services may be delegated by the Committee to one or more of its members, but such member’s or members’ non-audit service approval decisions must be reported to the full Committee at the next regularly scheduled meeting. The Company shall disclose in its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q any approval of non-audit services during the period covered by the applicable report.

(f) Statement from Independent Auditors.  At least annually, obtain and review a report from the independent auditors describing:

(i) the independent auditors’ internal quality-control procedures;

(ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(iii) all relationships between the independent auditors and the Company (to assess the independent auditors’ independence).

(g) Hiring Policies.  Set clear hiring and firing policies for employees and former employees of the independent auditors.

(h) Review Problems.  Review with the independent auditors any audit problems or difficulties the independent auditors may have encountered in the course of its audit work, and management’s responses,

including: (i) any restrictions on the scope of activities or access to requested information and (ii) any significant disagreements with management.

(i) Related Party Transactions.  Conduct an appropriate review of all proposed related-party transactions (which term refers to transactions that would be required to be disclosed pursuant to SEC Regulation S-K, Item 404). Management shall not cause the Company to enter into any new related party transaction unless the Committee approves such transaction.

(j) Material Communications.  Discuss with the independent auditors any communications between the audit team and the independent auditors’ national office regarding auditing or accounting issues that the engagement presented.

(k) Accounting Adjustments.  Discuss with the independent auditors any accounting adjustments that were noted or proposed by the independent auditors but “passed” (as immaterial or otherwise).

(l) Management or Internal Control Letters.  Discuss with the independent auditors any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

3.2. Financial Reporting

(a) Annual Financials.  Review and discuss with management and the independent auditors the Company’s annual audited financial statements (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the public release of such information. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the 1934 Act. Recommend to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

(b) Quarterly Financials.  Review and discuss with management and the independent auditors the Company’s quarterly financial statements (including the Company disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the public release of such information.

(c) Accounting Principles.  Review with management and the independent auditors major issues regarding accounting principles and financial statement presentations, including any material changes in the selection or application of the principles followed in prior years and any items required to be communicated by the independent auditors in accordance with AICPA Statement of Auditing Standards (“SAS”) 61.

(d) Judgments.  Review reports prepared by management or by the independent auditors relating to significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

(e) Regulatory and Accounting Initiatives.  Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(f) Press Releases.  Discuss earnings press releases with management (including the type and presentation of information to be included in earnings press releases), as well as financial information and earnings guidance provided to analysts and rating agencies.

3.3. Financial Reporting Processes; CEO and CFO Certifications.

(a) Internal and External Controls.  In consultation with the independent auditors and the Company’s financial and accounting personnel, review the integrity, adequacy and effectiveness of the Company’s accounting and financial controls, both internal and external, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Review the yearly report prepared by management, and attested to by the Company’s independent auditors, assessing the effectiveness of the Company’s internal control over financial reporting and stating management’s responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company’s Annual Report on Form 10-K.

(b) Consider Changes.  Review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

(c) Reports from Independent Auditors.  Obtain and review with management, the independent auditors and the director or other supervisor of the Company’s internal auditing department the timely reports from the independent auditors regarding:

(i) all critical accounting policies and practices to be used by the Company;

(ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(iii) all other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences; and

(iv) any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company.

(d) CEO and CFO Certifications.  Discuss with the Chief Executive Officer and the Chief Financial Officer the processes involved in and any material changes required as a result of the Form 10-K and 10-Q certification process concerning deficiencies in design or operation of internal controls or any fraud involving management or employees with a significant role in the Company’s internal controls.

(e) Risk Assessment.  Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

3.4. Legal and Regulatory Compliance

(a) SEC Report.  Prepare the annual report included in the Company’s proxy statement as required by the proxy rules under the 1934 Act.

(b) Reports from Others.  Obtain such reports from management, auditors, the general counsel, tax advisors or any regulatory agency as the Committee deems necessary regarding regulatory compliance, transactions with affiliates, and other legal matters that may have a material effect on the Company’s financial statements and the consideration of those matters in preparing the financial statements.

(c) Code of Conduct; Waivers.  Approve and monitor the Company’s compliance with a code of conduct or ethics required by applicable law or exchange listing standards and covering the conduct and ethical behavior of directors, officers and employees, including conflicts of interest, and approve in advance any amendments to it or waivers of it for directors, executive officers and senior financial officers.

(d) Complaints.  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

IV.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee will meet with such frequency, and at such times, as it determines necessary to carry out its duties and responsibilities, but shall meet at least once every fiscal quarter. The Committee may request that any director, officer or employee of the Company or the Company’s outside counsel or independent public accountants attend any meeting of the Committee (or portion thereof) and provide such information as the Committee requests.

The Committee has the power to form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole; and provided further, that no subcommittee will have any final decision-making authority on behalf of the Board or the Committee (except as permitted pursuant to Section 3.1(e) above).

Unless the Committee or the Board adopts other procedures, the provisions of the Company’s bylaws applicable to meetings of the Board will govern meetings of the Committee.

V.	EVALUATION OF THE COMMITTEE

The Committee shall, on an annual basis, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including a review and assessment of the adequacy of this Charter, and shall be conducted in such manner as the Committee deems appropriate.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VI.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary.

VII.	RULES AND PROCEDURES

Except as expressly set forth in this Charter, the Company’s Bylaws, or any corporate governance guidelines adopted by the Company, or as otherwise provided by law or the rules of the NASDAQ, the Committee may establish its own rules and procedures.

APPENDIX B

SERACARE LIFE SCIENCES, INC.

AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
(Amended and Restated as of February 27, 2008)

1.	THE PLAN		B-3
	1.1	Purpose	B-3
	1.2	Administration and Authorization; Power and Procedure	B-3
	1.3	Participation	B-4
	1.4	Shares Available for Awards; Share Limits	B-4
	1.5	Grant of Awards	B-4
	1.6	Award Period	B-5
	1.7	Limitations on Exercise and Vesting of Awards	B-5
	1.8	No Transferability; Limited Exception to Transfer Restrictions	B-5

2.	OPTIONS		B-6
	2.1	Grants	B-6
	2.2	Option Price; Vesting	B-6
	2.3	Limitations on Grant and Terms of Incentive Stock Options	B-6
	2.4	Limits on 10% Holders	B-6
	2.5	Waiver of Restrictions	B-7
	2.6	Effects of Termination of Employment or Service	B-7
	2.7	Options and Rights in Substitution for Stock Options Granted by Other Corporations	B-7

3.	RESTRICTED STOCK AND STOCK UNIT AWARDS		B-8
	3.1	Grants	B-8
	3.2	Restrictions	B-8
	3.3	Return to the Corporation	B-9

4.	NON-EMPLOYEE DIRECTOR OPTIONS		B-9
	4.1	Participation	B-9
	4.2	Annual Option Grants	B-9
	4.3	Option Price	B-9
	4.4	Option Period and Exercisability	B-9
	4.5	Termination of Directorship	B-10
	4.6	Adjustments	B-10
	4.7	Termination Upon a Change in Control or Other Event	B-10

5.	OTHER PROVISIONS		B-10
	5.1	Rights of Eligible Persons, Participants and Beneficiaries	B-10
	5.2	Adjustments; Acceleration	B-10
	5.3	Effect of Termination of Service on Awards	B-12
	5.4	Compliance with Laws	B-12
	5.5	Tax Matters	B-13
	5.6	Plan and Award Amendments, Termination and Suspension	B-13
	5.7	Privileges of Stock Ownership	B-14
	5.8	Effective Date of the Plan	B-14
	5.9	Term of the Plan	B-14

	5.10	Governing Law/Construction/Severability	B-14
	5.11	Captions	B-15
	5.12	Effect of Change of Subsidiary Status	B-15
	5.13	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation	B-15
	5.14	Non-Exclusivity of Plan	B-15
	5.15	No Corporate Action Restriction	B-15
	5.16	Other Company Benefit and Compensation Program	B-15

6.	DEFINITIONS		B-15
	6.1	Definitions	B-15

SERACARE LIFE SCIENCES, INC.

AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
(Amended and Restated as of February 27, 2008)

1.	THE PLAN

1.1  Purpose

The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. “Corporation” means SeraCare Life Sciences, Inc. and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 6.

1.2  Administration and Authorization; Power and Procedure.

(a) Committee.  This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee.  Subject to the express provisions of this Plan, the Committee shall have the authority:

(i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

(ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

(iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(v) to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 5.6;

(vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

(vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

The provisions of Section 4 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating. Although the discretion of the Committee extends to such Options, Board approval or ratification shall be required for any material amendment to any such Option.

(c) Binding Determinations/Liability Limitation.  Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(d) Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation.  The Committee, to the extent permissible under applicable law, may delegate such of its powers with respect to this Plan as it determines to one or more individuals (including committees of individuals) who are officers or employees of the Company. In the case of any such delegation, the term “Committee” shall be deemed to include the person or persons to whom such delegation has been made, to the extent of such delegation.

1.3  Participation

Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

1.4  Shares Available for Awards; Share Limits.

(a) Shares Available.  Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

(b) Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 1,800,000 shares (the “Share Limit”). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,000,000 shares. The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual shall, in the case of each such type of Award, be limited to 1,350,000 and the maximum individual limit on the number of shares in the aggregate subject to all Awards (other than options and stock appreciation rights) that during any calendar year are granted under this Plan to any individual shall be 1,350,000. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 5.2.

(c) Share Reservation; Replenishment and Reissue of Unvested Awards.  No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5  Grant of Awards.

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6  Award Period.

Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the Award Date.

1.7  Limitations on Exercise and Vesting of Awards.

(a) Provisions for Exercise.  Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b) Procedure.  Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

(c) Fractional Shares/Minimum Issue.  Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

1.8  No Transferability; Limited Exception to Transfer Restrictions.

(a) Limit On Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge, (ii) Awards shall be exercised only by the Participant, and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b) Exceptions.  The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family or charitable institutions, or to such other related persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee).

(c) Further Exceptions to Limits On Transfer.  The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

(i) transfers to the Corporation,

(ii) the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

(iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v) the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing or anything in Section 1.8(b) to the contrary, an ISO may be transferred only by will or the laws of descent and distribution, and during the lifetime of the Eligible Person to whom it was granted it may be exercised only by such Eligible Person.

2.	OPTIONS.

2.1  Grants.

One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be deemed to be designated by the Committee, on the date of grant, as a Nonqualified Stock Option, unless affirmatively designated in the applicable Award Agreement as an Incentive Stock Option.

2.2  Option Price; Vesting.

(a) Pricing Limits.  The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in no case shall it be less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

(b) Payment Provisions.  The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee, by a cashless exercise or net exercise pursuant to such rules as the Committee may adopt; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, or (vi) by any other means acceptable to the Corporation, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by a cashless or net exercise or by delivering such shares; and further provided, however, that the Corporation shall not, directly or indirectly, extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Corporation, under any exercise method sanctioned above or otherwise, in violation of Section 402 of the Sarbanes-Oxley Act of 2002. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

(c) Vesting.  Unless otherwise provided by the Committee in the applicable Award Agreement, each Option shall vest as to one-third of the number of shares subject thereto on each of the first, second, and third anniversaries of the Award Date of the Option, subject to earlier termination pursuant to Section 2.6 and Section 5.2.

2.3  Limitations on Grant and Terms of Incentive Stock Options.

(a) Option Period.  Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

(b) Other Code Limits.  Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4  Limits on 10% Holders.

No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5  Waiver of Restrictions.

Subject to Section 1.4 and Section 5.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the restrictions upon or (subject to Section 2.3(b)) the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means.

2.6  Effects of Termination of Employment or Service.

(a) Options — Resignation or Dismissal.  If the Participant’s employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than Retirement, Total Disability or death, or for Cause (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

(b) Options — Death or Disability.  If the Participant’s employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

(c) Options — Retirement.  If the Participant’s employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

(d) Committee Discretion.  Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement; provided, however, that the Committee shall take due consideration of the implications of any such amendment under Section 409A of the Code and under Generally Accepted Accounting Principles applicable to the Company.

2.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations.  Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

3.  RESTRICTED STOCK AND STOCK UNIT AWARDS.

Subject to any applicable limitations under law and to such rules and procedures as the Committee may establish from time to time:

3.1  Grants.

(a) Restricted Stock.  The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which dividends or other distributions with respect to, or amounts exchanged for, such shares shall be subject to restriction, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide in its sole discretion. Stock certificates or book entries evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

(b) Stock Units.  The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company deferred compensation plan, in form substantially as approved by the Committee.

(c) Payouts.  The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

3.2  Restrictions.

(a) Pre-Vesting Restraints. Except as provided in Section 3.1 and 1.8, Restricted Shares comprising any Restricted Stock Award and rights in respect of Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on Restricted Shares have lapsed and the shares issuable pursuant to the Stock Unit Award have been issued.

(b) Dividend and Voting Rights.  Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

(c) Cash Payments.  If the Participant shall have paid or received cash (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify the extent (if any) to which such amounts shall be returned (with or without an earnings factor) as to any Restricted Shares or Stock Unit Awards which cease to be eligible for vesting.

3.3  Return to the Corporation.

Unless the Committee otherwise expressly provides, Restricted Shares or Stock Units that remain subject to conditions to vesting upon restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, unless the Committee otherwise provides in the applicable terms of the Award.

4.	NON-EMPLOYEE DIRECTOR OPTIONS

4.1  Participation.

Options under this Article 4 shall be made only to Non-Employee Directors and shall be evidenced by award agreements between the recipients and the Company.

4.2  Annual Option Grants.

(a) Annual Awards.  Commencing with the Corporation’s annual meeting of stockholders held in 2008, on the date of, but immediately following, each of the Corporation’s annual meeting of stockholders in each year during the term of the Plan there shall be automatically granted (without any action by the Committee or the Board) the following Nonqualified Stock Options (the Award Date of which shall be the date of such annual meeting): (i) an Option to purchase 15,000 shares of Common Stock to each Non-Employee Director, except the Chairman of the Board; (ii) an Option to purchase 25,000 shares of Common Stock to the Chairman of the Board, provided the Chairman is also a Non-Employee Director; (iii) an Option to purchase 2,500 shares of Common Stock to each member of the Audit Committee of the Board who is also a Non-Employee Director other than the Chairman of the Audit Committee; and (iv) an Option to purchase 5,000 shares of Common Stock to the Chairman of the Audit Committee of the Board, provided the Chairman is also a Non-Employee Director.

(b) Maximum Number of Shares.  Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 4.2 in any calendar year.

4.3  Option Price.

The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 4.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article 4 shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee, by a cashless exercise or net exercise pursuant to such rules as the Committee may adopt; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, or (vi) by any other means acceptable to the Committee, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Option by a cashless or net exercise or by delivering such shares; and further provided, however, that the Corporation shall not, directly or indirectly, extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Corporation, under any exercise method sanctioned above or otherwise, in violation of Section 402 of the Sarbanes-Oxley Act of 2002. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

4.4  Option Period and Exercisability.

Each Option granted under this Article 4 and all rights or obligations thereunder shall expire five years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 4.2 shall be fully vested and exercisable as of the applicable Award Date.

4.5  Termination of Directorship.

Unless otherwise provided in the Award Agreement, if a Non-Employee Director’s services as a member of the Board of Directors terminate for any reason, an Option granted pursuant to this Article held by such Participant shall remain exercisable for six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs.

4.6  Adjustments.

Options granted under this Article 4 shall be subject to adjustment as provided in Section 5.2.

4.7  Termination Upon a Change in Control or Other Event.

Each Option granted under this Article 4 is subject to termination in accordance with Section 5.2.

5.	OTHER PROVISIONS

5.1  Rights of Eligible Persons, Participants and Beneficiaries.

(a) Employment Status.  Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

(b) No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

(c) Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.2  Adjustments; Acceleration.

(a) Adjustments.  Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all of the Common Stock or assets of the Corporation as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maximum number of shares subject to Awards granted to any one person in any year and such other maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) (subject to limitations under Section 5.10(c)) the performance standards appropriate to any outstanding Awards, or

(2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or strike price of the Award.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

(b) Possible Early Termination of Accelerated Awards.  Any Option or other right to acquire Common Stock under this Plan that remains outstanding immediately prior to (1) a dissolution of the Company, or (2) an event described in Section 5.2(a) in which the Company does not survive, survives as a subsidiary of another company, or is acquired, or (3) the consummation of a Change of Control Event shall terminate upon the consummation of such event, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

(c) Acceleration of Awards Upon Change in Control.  Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

(1) each Option shall become immediately exercisable, and

(2) Restricted Stock shall immediately vest free of restrictions.

Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

The Committee may override the limitations on acceleration in this Section 5.2(c) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 5.2(d)), a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

(d) Possible Rescission of Acceleration.  If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

(e) Committee Discretion to Accelerate Vesting and Cancel Awards. Notwithstanding anything herein to the contrary, in anticipation of a Change in Control Event, the Committee may, in its sole discretion and contrary to what may otherwise be provided herein, while taking into consideration the accounting implications, if any, (i) accelerate the vesting and exercisability, as applicable, of any or all outstanding Awards to any date within 30 days prior to or concurrent with the occurrence of such Change in Control Event, (ii) shorten the term of outstanding Awards to the date of the occurrence of such Change in Control Event or (iii) cancel any outstanding Awards and pay to the holders thereof, in cash or shares of Common Stock, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Corporation in the Change in Control Event.

5.3  Effect of Termination of Service on Awards.

(a) General.  The Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. Unless otherwise specified, the date of termination shall be (1) the date of termination (for any reason whatsoever) of the Participant’s employment by the Company, in the case of an Award granted to an employee; (2) the date of termination of directorship in the case of an Award granted to or held by a director (or former employee continuing in service as a director); or (3) the date of termination of services to the Company, as determined by the Committee, in the case of an Other Eligible Person. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Award an extension of the date of termination if a person’s status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

(b) Termination of Consulting or Affiliate Services.  If the Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant’s termination of services for purposes of this Plan shall be the date which is 10 days after the Company’s mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

(c) Effect on Unvested Awards.  Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, a Restricted Stock Award or Stock Unit Award, to the extent such Award has not vested as of the applicable Severance Date shall terminate on the Severance Date without further payment or benefit of any kind; and any Option theretofore outstanding and not vested shall terminate. Vested Options are subject to the provisions of Section 2.6.

(d) Events Not Deemed Terminations of Service.  Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

(e) Effect of Change of Subsidiary Status.  For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

5.4  Compliance with Laws.

This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements

The obligation of the Corporation to make payment of Awards in shares of Common Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Corporation shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Commission and any applicable state securities laws or unless the Corporation has received the advice of counsel, satisfactory to the Corporation, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. If the shares of Common Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act or any applicable state securities laws, the Corporation may restrict the transfer of such shares and may legend the stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

5.5  Tax Matters.

Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of grant of the Award or thereafter) to the Participant the right to elect or may require, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. Shares in no event shall be withheld in excess of the minimum number required for tax withholding under applicable law.

5.6  Plan and Award Amendments, Termination and Suspension.

(a) Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b) Shareholder Approval.  To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

(c) Amendments to Awards.  Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b) and 5.6(d)) may make other changes to the terms and conditions of Awards.

(d) Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the

Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

(e) Section 409A Compliance.  To the extent that any payments or benefits provided hereunder are considered deferred compensation subject to Section 409A of the Code, the Corporation intends for all such payments and benefits provided or credited hereunder to comply with the standards for nonqualified deferred compensation established by Section 409A of the Code (the “409A Standards”). Notwithstanding anything herein or in any Award Agreement to the contrary, (i) to the extent that any terms of this Plan would subject Participants to gross income inclusion, interest or an additional tax pursuant to Section 409A of the Code, those terms are to that extent superseded by the 409A Standards and (ii) the Corporation reserves the right to amend any Award granted or credited hereunder, without the Participant’s consent, to cause such Awards to comply with or be exempt from Section 409A of the Code.

5.7  Privileges of Stock Ownership.

Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

5.8  Effective Date of the Plan.

This Plan is effective as of September 24, 2001.

5.9  Term of the Plan.

No Award will be granted under this Plan after September 24, 2011 (the “termination date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

5.10  Governing Law/Construction/Severability.

(a) Choice of Law.  This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

(b) Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Plan Construction.

(1) Rule 16b-3.  It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

(2) Section 162(m).  It is the further intent of the Corporation that (to the extent the Corporation or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs be granted with an exercise or base price not less than Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

5.11  Captions.

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

5.12  Effect of Change of Subsidiary Status.

For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

5.13  Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

Awards may be granted to Eligible Persons under this Plan in substitution for employee stock options, Stock Appreciation Rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

5.14  Non-Exclusivity of Plan.

Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

5.15  No Corporate Action Restriction.

The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

5.16  Other Company Benefit and Compensation Program.

Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

6.	DEFINITIONS.

6.1  Definitions.

(a) “Award” means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock Bonus, dividend equivalent or deferred payment right or other right or security that would constitute a “derivative security” under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

(b) “Award Agreement” means any writing setting forth the terms of an Award that has been authorized by the Committee.

(c) “Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

(d) “Award Period” means the period beginning on an Award Date and ending on the expiration date of such Award.

(e) “Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(f) “Board” means the Board of Directors of the Corporation.

(g) “Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of service based upon a finding by the Committee acting in good faith and based on its reasonable belief at the time, that the Participant:

(1) has been negligent in the discharge of his or her duties to the Company, has refused to perform stated or assigned duties or is incompetent in or incapable of performing those duties; or

(2) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or an affiliate; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses); or

(3) has materially breached any of the provisions of any agreement with the Company or an affiliated entity; or

(4) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; has improperly induced a vendor or customer to break or terminate any contract with the Company or an affiliate or induced a principal for whom the Company or an affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

(h) “Change in Control Event” means any of the following:

(1) The dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (2) below.

(2) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation’s business and/or assets as an entirety to, one or more entities that are not Subsidiaries (a “Business Combination”), unless (A) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the “Successor Entity”) immediately after the reorganization are, or will be, owned, directly or indirectly, in substantially the same proportions, by shareholders of the Corporation immediately before the Business Combination; and (B) no person (as defined in clause (h)(3) below, but excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 50% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (C) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination.

(3) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (A) an acquisition directly from the Company, (B) an acquisition by the Company, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or an acquisition by any entity pursuant to a transaction which is expressly excluded under clause (h)(2) above.

(4) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s shareholders, of each new Board member was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j) “Commission” means the Securities and Exchange Commission.

(k) “Committee” means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

(l) “Common Stock” means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

(m) “Company” means, collectively, the Corporation and its Subsidiaries.

(n) “Corporation” means SeraCare Life Sciences, Inc., a California corporation, and its successors.

(o) “Eligible Employee” means an officer (whether or not a director) or employee of the Company.

(p) “Eligible Person” means an Eligible Employee, Non-Employee Director or any Other Eligible Person designated by the Committee in its discretion.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r) “Excluded Person” means (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (2) the Company, or (3) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

(s) “Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; or (2) if the stock is not listed or admitted to trade on a national securities exchange and representative quotes are not otherwise available, the value as established by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately for purposes of this Plan.

(t) “Incentive Stock Option” means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

(u) “Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(v) “Non-Employee Director” means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

(w) “Option” means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

(x) “Other Eligible Person” means any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company’s securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person’s participation in this Plan would not adversely affect (1) the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation’s compliance with any other applicable laws.

(y) “Participant” means an Eligible Person who has been granted an Award under this Plan.

(z) “Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(aa) “Plan” means this 2001 Stock Incentive Plan, as it may be amended from time to time.

(bb) “QDRO” means a qualified domestic relations order.

(cc) “Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(dd) “Retirement” means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65.

(ee) “Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

(ff) “Section 16 Person” means a person subject to Section 16(a) of the Exchange Act.

(gg) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(hh) “Severance Date” means the date of termination of employment or service as further defined in Section 5.3.

(ii) “Stock Appreciation Right” means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

(jj) “Stock Bonus” means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

(kk) “Stock Unit” means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

(ll) “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(mm) “Total Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

FORM OF PROXY CARD
SERACARE LIFE SCIENCES, INC.
37 Birch Street
Milford, MA 01757
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
          The undersigned stockholder of SeraCare Life Sciences, Inc. (the “Company”) acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement, and does hereby appoint Gregory A. Gould, Secretary of the Company, as the attorney and proxy of the undersigned, with full power of substitution, to vote, on behalf of the undersigned, all of the shares of common stock of the Company held of record by the undersigned on January 4, 2008, at the Company’s Annual Meeting of Stockholders to be held at 10:30 a.m., Eastern time, on February 27, 2008 at the Sheraton Milford, 11 Beaver Street, Milford, MA 01757 and at all adjournments or postponements thereof, hereby revoking any proxy heretofore given with respect to such shares.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
SERACARE LIFE SCIENCES, INC.
February 27, 2008

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE — Call toll-free 1-800-PROXIES
(1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -
IN PERSON — You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of five nominees to the Board of Directors, to serve for a one-year term ending at the Company’s Annual Meeting of Stockholders in 2009 and until their successors are duly elected and qualified or their earlier resignation or removal.

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Susan L.N. Vogt Eugene I. Davis
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	Samuel D. Anderson Sarah L. Murphy
☐	FOR ALL EXCEPT (See instructions below)	¡	Jill Tillman

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

		FOR	AGAINST	ABSTAIN
2.	Approval of an amendment and restatement of the Company’s Amended and Restated 2001 Stock Incentive Plan.	☐	☐	☐
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE LISTED DIRECTOR NOMINEES AND FOR ALL OF THE OTHER PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.
PLEASE INDICATE YOUR VOTE, SIGN AND MAIL THIS PROXY TODAY USING THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.